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         BASS REAL ESTATE FUND-II, A NORTH CAROLINA LIMITED PARTNERSHIP
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                (Name of Registrant as Specified in Its Charter)

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


                            Bass Real Estate Fund II
                       4000 Park Road, Charlotte, NC 28209

          Investor Relations: (704) 523-9407 or toll-free 800-366-2277


-------------------------------------------------------------------------------
     IMPORTANT INFORMATION CONCERNING THE SALE OF THE PARTNERSHIP'S PROPERTY
              YOUR CONSENT MUST BE RECEIVED BY FRIDAY, DECEMBER 5.
-------------------------------------------------------------------------------

                                November 25, 1997



To the investors of Bass Real Estate Fund II:


In March of this year, we solicited your preference for HOLDING or SELLING the Partnership's property, and a majority of you stated that you are in favor of selling. Since conducting this survey, we have worked diligently to secure a buyer for the property and we have recently entered into a firm Contract of Sale pending Limited Partner approval. Information concerning this proposed sale follows below and in the enclosed Information Statement. Having provided this, we request your consent to SELL the property and terminate the Partnership. A Consent Form and envelope are provided in this package. Votes must be received in our office by 5:00 P.M. on Friday, December 5, 1997.

                                      OFFER
We have communicated with a wide range of potential buyers. Only a handful of these exchanges have evolved to a level of detailed discussions, and even fewer have evolved to a level of serious negotiations. None of the potential buyers are affiliated with your General Partner or any Marion Bass company. Within the last 90 days, the prospective purchasers were tentatively narrowed to Glenborough Realty Trust, Inc., a publicly traded real estate investment trust
(REIT), and Insignia Financial Group, Inc., a private entity that is reportedly the largest owner and manager of rental apartments in the United States. Both buyers are seeking the acquisition of a large property portfolio.


The offers we have received for Bass Real Estate Fund II's property also includes the purchase of the entire portfolio under our management. We believe this is attributable to the concentration of the portfolio in a large market; the softening of demand for newer, higher-end apartments; and the portfolio's favorable occupancy rate. Moreover, our discussions with potential buyers indicate that the collective value of the portfolio represents a higher value for each property over what could be obtained if each property were sold separately.


We currently manage 1,385 apartment units in 14 properties owned by 10 public and private partnerships. Eight of the ten Partnerships have already received information concerning the proposed sale and have consented to it. Your consent and that of one other public Partnership remains.

Glenborough and Insignia have both offered an aggregate purchase price of $55.3 million for the 14 properties, of which, approximately $9,846,221 is allocated to the purchase of Sabal Point. After payment

Letter to Limited Partners for Consent to Sale of Property
November 25, 1997
page  2

of the Partnership's liabilities and closing costs, net proceeds of approximately $4,297,381 will be available to Limited Partners in the amount of $432 per investment unit.

Regretfully, the negotiated sale price does not allow for the return of 100% of your original investment capital. However, you must also take into consideration the capital that may have been returned during the Partnership's early years when tax advantages were allocated to each Limited Partner. While each Limited Partner's situation is different, our estimates indicate that a portion of capital was returned to the average investor as a result of allocated tax write-offs.

Given the difficult market and our discussions with potential buyers, we believe the negotiated purchase price represents the best offer we are likely to obtain presently or in the immediate future. We believe any potential for a higher sale price would be contingent upon an extended holding period of up to five or more years. We expand on this point in the following information.


                                    PROPOSAL
We have entered into a firm Contract of Sale, pending Limited Partner approval, for the property held by Bass Real Estate Fund II and 13 properties held by nine other Partnerships under our management. We ask your consent and approval to proceed with a sale.



When selling a property, the buyer's due diligence process includes exhaustive inspections. It is not unusual for the buyer to uncover items of deferred maintenance or other defects that might result in renegotiations or lowering of the purchase price in order to take into account such factors. You may have experienced something similar when purchasing or selling a home. Accordingly, we seek your approval to sell the property at a purchase price of not less than $9,353,910 (the "minimum sale price"). The minimum sale price equals 95% of the estimated fair market value. We have secured a FAIRNESS OPINION from an independent appraisal firm that supports this value. We ask that you approve the sale of the property for the minimum sale price so as to avoid the necessity of having to solicit your consent again should some minor adjustment in the negotiated sale price of $9,846,221 be required. With your consent, we intend to negotiate a contract for the sale of the property at a price no less than $9,353,910.

Because a majority of the Limited Partners expressed a desire to sell the Partnership's property, we recommend that you consent to the sale of the property and the termination of the Partnership. THE TIMING OF THIS IS CRITICAL TO A SUCCESSFUL SALE.

                             ESSENCE OF OPPORTUNITY
The ESSENCE of this opportunity is threefold: (1) an improved market, (2) the presence of well-capitalized buyers and (3) stepped-up demand for our type of property. These factors are in contrast to conditions we observed during the first half of this decade. At the outset, the national recession left Charlotte with job losses and meager economic growth. The vacancy rate for apartments jumped to a record 12% and property values plummeted. Property values were driven even lower by the savings & loan debacle. The Resolution Trust Corporation, charged with overseeing the liquidation of many of the institutions, saturated the market with properties selling at deep discounts. By late 1994, however, the market began to rebound, driving rents and occupancy levels up and attracting new investors interested in acquiring apartments. Property values, however, remain low.

REITs, institutional buyers (e.g., pension funds) and other well-capitalized investment entities have emerged as the dominant owners of rental properties. REITs have been especially popular with investors. During the first seven months of 1997, investors poured $21.27 billion into these publicly traded investments, according to the National Association of Real Estate Investment Trusts. This tremendous influx of capital creates pressure on the REITs to make acquisitions and maximize performance. This has had a dramatic effect on the market. Initially, these institutional investors acquired large (200+ rental units), newer Class A apartments. The older and smaller Class B apartments like ours attracted very little interest.1 More recently, the institutional investors' high rate of acquisitions depleted the supply of Class A

Letter to Limited Partners for Consent to Sale of Property
November 25, 1997
page  3

properties and increased demand for Class B and C properties; thus, herein lies our opportunity. There are signs, however, that this opportunity may be limited.

Charlotte's strong job growth and low vacancy rate have given birth to the highest wave of development in seven years. In Charlotte and the surrounding area, 2,240 apartment units were completed between February and August of this year. There are currently 3,906 units under construction, and another 2,194 units are proposed. This suggests that new development could exceed Charlotte's historical absorption rate of 2,000 units annually, yielding a surplus of units within the next 12 months. The WALL STREET JOURNAL recently reported, "Charlotte, one of the Southeast's highest-octane real estate markets, is being warned to apply its brakes." If construction continues unabated, the market will again become over-built, vacancies will rise, rents will be forced lower, and property values will decline. Already, the vacancy level is expected to increase to 7% or 8% over the next six months from its current level of 5.3%.


Given the current demand for Class B properties and the expected downturn in the market, we believe that the best time to sell the Partnership's property is NOW. We recommend that you approve the sale of the property for the minimum sale price of $9,353,910. Your consent must be received by 5:00 P.M. on Friday, December 5, 1997. We ask that you mail your Consent Form promptly so that we can allow the buyers to immediately begin their due diligence period. Subject to receipt of Limited Partner approval, we anticipate that we can close the sale on or before December 31, 1997, but no later than January 31, 1998. The Partnership's dissolution will begin immediately after the closing and the final distribution will follow within 30-60 days from the closing.


Sincerely,
MARION BASS REAL ESTATE GROUP, INC.
General Partner for Bass Real Estate Fund II
/s/ Marion F. Bass


/s/ Marion F. Bass
Marion F. Bass
President



ENCLOSURE


1 It is Sabal Point's age, location, rent structure and size that classifies it and the other properties in the Marion Bass portfolio as a "Class B" project.

         BASS REAL ESTATE FUND-II, A NORTH CAROLINA LIMITED PARTNERSHIP
                                 4000 PARK ROAD
                         CHARLOTTE, NORTH CAROLINA 28209



                              INFORMATION STATEMENT
                RELATING TO A PROPOSED SALE OF THE PARTNERSHIP'S
                      APARTMENT COMPLEX AND THE SUBSEQUENT
                         LIQUIDATION OF THE PARTNERSHIP




         This Information Statement is being furnished to the holders (the "Unitholders") of units of limited partnership ("Units") of Bass Real Estate Fund-II, a North Carolina Limited Partnership ("BREF-II") in connection with the solicitation by the General Partners of BREF-II of the consent of the limited partners of BREF-II (the "Limited Partners") to the sale of the Partnership's apartment complex (which constitutes substantially all of the assets of BREF-II) at a minimum price and, if the sale of the apartment complex is consummated, the subsequent liquidation of the partnership. A meeting of the partners of BREF-II will not be held in connection with the solicitation of the consent of the Limited Partners. All expenses of this solicitation of consents from the Limited Partners will be borne by BREF-II. In addition to the solicitation by mail, directors, officers and employees of the Managing General Partner of BREF-II may solicit consents by telephone, other customary means of communication, or personal interviews. Said persons will receive no additional compensation for such services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward these solicitation materials to the beneficial owners of Units held of record by them and will be reimbursed for their reasonable expenses. This Information Statement and the enclosed consent form are first being mailed to Unitholders of BREF-II on or about November 25, 1997.


         The Limited Partners of BREF-II are being asked to consider and consent to the sale of the apartment complex owned by BREF-II, which constitutes substantially all of the assets of BREF-II (the "Sale of Assets"), to Glenborough Realty Trust Incorporated and/or Glenborough Properties, L.P. (collectively "Glenborough" or "Buyer") at a purchase price of $9,846,221 (the "Contract Sale Price") but in no event less than $9,353,910 (the "Minimum Sale Price"). Under the terms of the Amended and Restated Limited Partnership Agreement governing BREF-II (the "Partnership Agreement"), BREF-II will be dissolved upon the sale of substantially all of its assets. Therefore, approval of the Sale of Assets will also constitute approval of the dissolution of BREF-II as soon as practicable following the closing of the Sale of Assets.









          THE DATE OF THIS INFORMATION STATEMENT IS NOVEMBER 25, 1997.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents previously filed by BREF-II with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934 (the "Exchange Act") are incorporated herein by reference:

         (a) BREF-II's Annual Report on Form 10-K for the fiscal year ended December 31, 1996;

         (b) BREF-II's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1997;

         (c) BREF-II's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1997; and

         (d) BREF-II's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1997.

         In accordance with the rules and regulations of the Commission, copies of such Form 10-K and the Corporation's Form 10-Q for the fiscal quarter ended September 30, 1997 previously filed by BREF-II with the Commission accompany this Information Statement.

         All documents filed by BREF-II pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the date consents are required to be returned shall be deemed to be incorporated by reference into this Information Statement and to be a part hereof from the date of the filing of such documents.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any subsequently filed document that is or is deemed to be incorporated by reference herein) modifies or supersedes such previous statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.

                                TABLE OF CONTENTS



SUMMARY OF THE INFORMATION STATEMENT..............................................................................1
         General..................................................................................................1
         The Sale of Assets.......................................................................................1
         The Purchase Agreement...................................................................................3


MARKET PRICE OF UNITS.............................................................................................5
         Selected Financial Data..................................................................................5


INFORMATION STATEMENT.............................................................................................1
         Introduction.............................................................................................1
         Principal Unitholders and Holdings of Management.........................................................2
         The Partnership..........................................................................................2
         Business of the Partnership..............................................................................2


THE SALE OF ASSETS................................................................................................3
         Proposed Minimum Sale Price..............................................................................6


INTEREST OF AFFILIATES IN THE SALE OF ASSETS......................................................................6


THE PURCHASE AGREEMENT............................................................................................7
         Terms of the Purchase Agreement..........................................................................7
         Certificate of Limited Partnership.......................................................................8
         Indemnification by the Partnerships......................................................................9
         Indemnification by the Buyer.............................................................................9
         Conditions to Closing....................................................................................9
         Dissenters' Rights......................................................................................10
         Approval of Holders.....................................................................................10


DISSOLUTION AND LIQUIDATION OF THE PARTNERSHIP...................................................................10
         Projected Distributions to Limited Partners on Sale of the Project......................................11
         Accounting and Income Tax Consequences of the Sale of Assets and Liquidation............................12


INDEPENDENT PUBLIC ACCOUNTANTS...................................................................................14

Purchase Agreement......................................................................................Appendix A


                      SUMMARY OF THE INFORMATION STATEMENT


         THE FOLLOWING SUMMARY IS INTENDED ONLY TO HIGHLIGHT CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS INFORMATION STATEMENT. THIS SUMMARY IS NOT INTENDED TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS INFORMATION STATEMENT, AND THE DOCUMENTS OTHERWISE REFERRED TO HEREIN. UNITHOLDERS ARE URGED TO REVIEW THIS ENTIRE INFORMATION STATEMENT CAREFULLY, INCLUDING THE PURCHASE AGREEMENT ATTACHED AS APPENDIX A HERETO.

GENERAL



         The holders of the Units of BREF-II are being asked by the General Partners of BREF-II, Marion Bass Real Estate Group, Inc. and Marion F. Bass, individually (collectively, the "General Partners"), to consider and consent to a proposal unanimously recommended by the General Partners to approve the Sale of Assets to Glenborough at a price no less than the Minimum Sale Price as described in more detail in this Information Statement. See "The Sale of Assets." In accordance with the terms of the Amended and Restated Limited Partnership Agreement governing BREF-II (the "Partnership Agreement"), the Partnership will be dissolved upon the sale of substantially all of the assets of the Partnership. Therefore, approval of the Sale of Assets will also constitute approval of the dissolution of the Partnership as soon as practicable following any closing of a Sale of Assets. Holders of Units at the close of business on November 1, 1997 (the "Record Date") have the right to vote on the Sale of Assets. Each Unit is entitled to one vote on each matter that is properly presented to the Holders for a vote. Under the Partnership Agreement, the affirmative vote of a majority of the votes entitled to be cast by holders of Units is required to approve the Sale of Assets. For information with respect to the treatment of Units that are not properly voted, units held of record by a broker, as nominee ("Broker Units") that are not voted, and properly executed but unmarked consents, see "Voting Rights; Votes Required for Approval" and "--Consents." BREF-II has no directors or executive officers. The directors and executive officers of the Managing General Partner, which include Marion F. Bass, the other General Partner of BREF-II, do not beneficially own any Units. See "Security Ownership of Certain Beneficial Owners and Management."

THE SALE OF ASSETS

         BREF-II. BREF-II is a North Carolina limited partnership whose principal asset is a multi-family residential apartment complex Sabal Point ("Sabal Point"), consisting of 202 units, which is located in the Charlotte, North Carolina (such apartment complex being referred to as the "Project"). BREF-II is engaged principally in the business of ownership, management and rental of residential apartment units.


         GLENBOROUGH. Glenborough Realty Trust Incorporated is a publicly traded (NYSE:GLB) diversified real estate investment trust. Glenborough is a self-administered and self-managed REIT with a diversified portfolio of 111 properties including industrial, office, multi-family , retail and hotel properties. In addition, two associated companies, including Glenborough Properties, L.P., control similarly diversified portfolios comprising 53
properties.

         BACKGROUND OF THE SALE OF ASSETS

         See "Background and Reasons for the Sale" for a summary of BREF-II's discussions with potential acquirors that preceded execution of the Purchase Agreement and BREF-II's decision to solicit the consent of the Limited Partners to the Sale of Assets at a price no less than the Minimum Sale Price. The General Partners have received a number of offers to purchase the Project (together with other apartment complexes owned by the Bass Group Partnerships). The General Partners have entered into a contract to sell the Project at a price of $9,846,221 (the "Contract Sale Price"). The Contract Sale Price could be adjusted during the due diligence period; however, the General Partners will not close the sale for less than $9,353,910 (the "Minimum Sale Price").

         CONDITIONS OF SALE OF ASSETS


         In addition to BREF-II, the Managing General Partner serves as a general partner of the following investment limited partnerships: Bass Real Estate Fund III Limited Partnership, Eagle Series II Sharonridge, a North Carolina Limited Partnership, Sharonridge II/Associates, a North Carolina Limited Partnership, EquitySource `83/Wendover Glen Limited Partnership, Equitysource `84/The Oaks Limited Partnership, Equitysource `85/Farmhurst Landing, a North Carolina Limited Partnership, Bass Income Plus Fund Limited Partnership, Equitysource `86/The Courtyard, a North Carolina Limited Partnership, and Bass Real Estate Fund-84, a North Carolina Limited Partnership (said investment limited partnerships together with the Partnership being collectively referred to herein as the "Bass Group Partnerships"). Subject to each Bass Group Partnership securing the consent of their limited partners, Glenborough will purchase the apartment complexes owned by each of the Bass Group Partnerships. The limited partners of all of the Bass Group Partnerships have consented to a proposed sale of their apartment complexes other than Bass Income Plus Fund Limited Partnership and this Partnership. The General Partners of Bass Income Plus Fund Limited Partnership will seek to secure the consent of its limited partners to a sale of its apartment complexes to Glenborough.


         RECOMMENDATION AND REASONS FOR THE SALE OF ASSETS

         The General Partners believe that the Sale of Assets at no less than the Minimum Sale Price and subsequent dissolution of the Partnership are in the best interest of BREF-II and the Unitholders. The General Partners have unanimously approved the Sale of Assets at no less than the Minimum Sale Price and recommend that the Unitholders of BREF-II vote FOR approval of the Sale of Assets at no less than the Minimum Sale Price.

         The recommendation of the General Partners is based on several factors, including the General Partners' evaluation of issues relating to the desires of the Limited Partners, future costs associated with ownership of the apartment complexes, the lack of an established market for the Units and the uncertainty of future exit scenarios available to the Partnership. See "The Sale of Assets--Recommendation of the General Partners and Reasons for the Sale."

         OPINION OF FORTENBERRY & ASSOCIATES, LLC


         The Managing Partners of the Partnership secured an opinion from Fortenberry & Associates, LLC (the "Appraiser") as to the fair value of the Partnership's apartment complexes. The Appraiser issued its fairness opinion on September 25, 1997 and concluded that as of September 4, 1997 Sabal Point had a value between $9,766,000 - $10,030,000 (the "Value Range Estimate"). The Value Range Estimate is consistent with the General Partners' estimate of the value of the Project and the value being place on the Project by Glenborough. See "The Sale of Assets -- Fairness Opinion of Fortenberry & Associates, LLC."

         ACCOUNTING TREATMENT AND CERTAIN TAX CONSEQUENCES

         If the sale of the Project is completed, the General Partners anticipate that BREF-II will report a gain from the sale, which will be allocated to the partners in accordance with the Partnership Agreement. The sale of the Project and the subsequent distribution by the Partnership of the net proceeds of the sale and the liquidation of the Partnership will constitute a complete disposition by a Limited Partner of his interest in the Partnership (unless he has elected to aggregate his limited partnership interest with other similar interests). See "Accounting and Income Tax Consequences of the Sale of the Project."

         INTEREST OF AFFILIATES IN THE SALE OF ASSETS

         All of the executive officers and directors of the Managing General Partner serve in the same capacities with Marion Bass Securities Corporation, Marion Bass Construction Company, Marion Bass Properties, Inc., Bass Capital Management Corporation and Marion Bass Investment Group, Inc. (collectively, the "Marion Bass Group"). Marion F. Bass is the sole shareholder of Marion Bass Investment Group, Inc., which is the sole shareholder of the other corporations in the Marion Bass Group. The corporations in the Marion Bass Group provide services to BREF-II for which they receive fees and expenses; some or all of such service agreements may be continued by the purchaser of the Project following the closing of the Sale of Assets.


         In addition, Glenborough will acquire all of the issued and outstanding stock of a property management company, Marion Bass Properties, Inc., a North Carolina corporation, at a purchase price between $2,615,000 and $3,700,000. Marion F. Bass is the sole shareholder of Marion Bass Investment Group, Inc., which is the sole shareholder of Marion Bass Properties, Inc. BREF-II is not aware of any other benefits to affiliates or conflicts of interest associated with the Sale of Assets or the Liquidation. See "The Sale of Assets--Interest of Affiliates in the Sale of Assets" and "Related Transactions."


THE PURCHASE AGREEMENT

         TERMS OF THE SALE


         The General Partners have entered into a definitive contract with Glenborough, a copy of which (without schedules) is attached as Appendix A (the "Purchase Agreement"). This Information Statement contains a description of the terms contained in the Purchase Agreement. The Purchase Agreement provides that upon the satisfaction or waiver of certain conditions, Glenborough will acquire all of the assets of each of the Bass Group Partnerships for an aggregate purchase price of $55,300,000. On the Closing Date, the purchaser will assume certain loans relating to the assets being purchased pursuant to the Purchase Agreement, and pay off all other loans applicable to such assets, and the total amount of the Purchase Price will be reduced by an amount equal to the principal balance of such loans, together with all accrued and unpaid interest thereon as of the Closing Date, and all late charges, penalties or other charges owing under such loans. The Purchase Agreement allocates the Purchase Price among each of the Bass Group Partnerships based on the value of the property being sold by such partnership as determined by Glenborough, less an amount equal to the outstanding principal amount and accrued interest of any loan related to such asset and certain other incidental and customary closing adjustments. The Purchase Agreement allocates $9,846,221 of the Purchase Price to the Project.


         CLOSING DATE

         It is presently expected that the closing date of a Sale of Assets will occur as soon as practicable following approval of the Sale of Assets at no less than the Minimum Sale Price by the holders of the Units provided that all other conditions to the Sale of Assets set forth in the Purchase Agreement have been satisfied or waived by the parties. See "The Purchase Agreement--Conditions to Closing."


         PAYMENTS TO HOLDERS


         No amounts will be paid to the Unitholders at the closing of a Sale of Assets. However, as soon as practicable following the completion of a Sale of Assets, BREF-II will be liquidated and dissolved. The General Partners of BREF-II currently estimate that proceeds to the Holders upon the liquidation of BREF-II will be approximately $432 per Unit, assuming a sale of the Project at the Contract Sale Price. Such amount is merely an estimate and is subject to adjustment based on the actual sale price for the Project, amounts required to be paid by BREF-II in connection with any liabilities not assumed by Glenborough, and certain indemnification obligations of BREF-II which can be estimated by management but cannot be determined with certainty at this time. Amounts actually received by Holders of Units could be higher or lower than $432 per Unit. The General Partners currently anticipate that BREF-II will be liquidated and a liquidating distribution will be made to the Unitholders as soon as practicable following the closing of the Sale of Assets. See "Dissolution and Liquidation of the Partnership."


         HOLDERS RIGHT TO DISSENT


         Neither the Partnership Agreement nor the North Carolina Revised Uniform Limited Partnership Act grants to the Limited Partners any right to dissent from the Sale of Assets and to obtain the "fair value" of their Units. See "The Purchase Agreement -- Dissenters' Rights."


         REPRESENTATIONS AND WARRANTIES


         The Purchase Agreement contains certain representations and warranties of each of BREF-II and Glenborough which are typical in a transaction of this type. See "The Purchase Agreement--Representations and Warranties."


         INDEMNIFICATION


         In the Purchase Agreement, each of the Bass Group Partnerships is required to indemnify Glenborough from any and all losses suffered by Glenborough as a result of a material breach or inaccuracy of any of the representations or warranties of such Partnership in the Purchase Agreement relating to the operation and condition of its property prior to the Closing Date other than those resulting from acts or omissions of Glenborough. Additionally, Glenborough has agreed to indemnify the Bass Group Partnerships from any and all losses suffered by the Bass Group Partnerships as a result of any personal injuries or property damage at the Projects following the Closing Date, other than those resulting from acts or omissions of the Bass Group Partnerships. Glenborough has also agreed to indemnify the Bass Group Partnerships with respect to any loan assumed by Glenborough for the failure by Glenborough to perform any obligations under the loan documents required to be performed by the borrower after the Closing Date. See "The Purchase Agreement -- Indemnification."

         OTHER COVENANTS AND AGREEMENTS


         The Purchase Agreement subjects BREF-II, Glenborough and the other Bass Group Partnerships to customary negative and affirmative covenants and agreements. See "The Purchase Agreement--Other Covenants and Agreements."


         TERMINATION OF THE PURCHASE AGREEMENT


         The Purchase Agreement may be terminated by Glenborough at any time and for any reason for a period of 30 days following execution of the Purchase Agreement (such 30-day due diligence period expires December 13, 1997). The Purchase Agreement may be terminated by Glenborough after such period only in certain limited circumstances. See "The Purchase Agreement--Termination of the Purchase Agreement."


MARKET PRICE OF UNITS

         Transfer of limited partnership interests in BREF-II is subject to certain restrictions set forth in the Partnership Agreement. BREF-II is not aware of any sales of Units in the last five years.

         As of September 30, 1997, 9,938 Growth Units were outstanding, held of record by 552 persons.

         The Partnership Agreement requires that operating revenue less operating expenses ("Cash Flow") be distributed each year. Cash Flow is to be distributed pro rata among the Unitholders in accordance with their percentage interest, 99% to the Limited Partners, 1% to the General Partners. BREF-II made the following distributions to Unitholders who held Units on the record date for such distribution:


                                                    No. of Growth                                Average Amount
                                Payment                 Units              Total Amount          Distributed per
      Record Date                Date                Outstanding            Distributed            Growth Unit
      -------------              -----               ------------           ------------        -------------------

       12/31/88                02/10/89                 9,938                 50,000                 $ 4.98

       06/30/89                08/04/89                 9,938                 50,000                 $ 4.98

       12/31/89                02/07/90                 9,938                 75,000                 $ 7.47

       06/30/90                07/23/90                 9,938                 50,000                 $ 4.98

       12/31/90                02/06/91                 9,938                 50,000                 $ 4.98

       12/31/93                02/24/94                 9,938                 50,000                 $ 4.98

       12/31/94                01/15/95                 9,938                 100,000                $ 9.96

       12/31/95                04/01/96                 9,938                 100,000                $ 9.96

       12/31/96                05/15/97                 9,938                 100,000                $ 9.96


         Future distributions may include amounts held as reserves, which amounted to approximately $447,499 as of September 30, 1997. However, once those reserves are distributed to limited partners, future distributions will be made only out of net cash flow.

SELECTED FINANCIAL DATA



         The selected financial data set forth below are derived from the audited financial statements of BREF-II for each of the five years ended December 31, 1996. The balance sheets for the years ended December 31, 1996 and 1995 and related statements of income, changes in earnings and cash flows for each of the three years in the period ending December 31, 1996 are delivered herewith and included in the BREF-II Annual Report on Form 10-K for the fiscal year ended December 31, 1996. The unaudited balance sheet data as of September 30, 1997 and the unaudited statements of income data for the nine months ended September 30, 1997 and September 30, 1996 have been derived from unaudited financial statements of BREF-II, and have been prepared on the same basis as the audited financial statements. In the opinion of management, such unaudited financial statements include all adjustments, consisting only of normal recurring items, necessary to present fairly the information presented. The operating results for the nine months ended September 30, 1997 are not necessarily indicative of the operating results for the full year.



                                Nine Months Ended                                  Year Ended December 31,
                                  September 30                 ------------------------------------------------------------
                               ----------------------
Statement of Income Data        1997         1996              1996          1995         1994         1993         1992
                                ----         ----              ----          ----         ----         ----         ----

   Revenues:
      Rental Income.........  $1,076,641   $1,091,240         $1,456,491    $1,364,926  $1,263,615    $1,177,316  $1,097,495
      Interest Income.......      13,894        7,949             11,844         3,210       2,471         4,019       5,940
      Other Income..........      34,584       42,534             54,839        52,088      64,223        44,765      46,908
         Total revenues.....   1,125,119    1,141,723          1,523,174     1,420,224   1,330,309     1,226,100   1,150,343


   Operating expenses.......     615,295      637,732            848,494       885,394     911,877       864,497     890,207
   Mortgage Interest expense     454,082      458,375            610,473       615,714     620,453       624,737     628,611
   Net income (loss)........    (15,518)        6,302             34,995     (103,659)   (228,393)     (293,290)   (396,575)

Balance Sheet Data:
   Total assets.............   7,418,856    7,570,143          7,535,102     7,667,475   7,912,388     8,299,902   8,633,646

   Liabilities:
      Mortgage Loan payable.   5,954,539    6,013,484          5,999,300     6,053,951   6,103,361     6,151,556   6,191,604
      Security deposits.....      18,280       22,194             19,405        33,610      23,277        23,308      22,866
      Accrued liabilities...      62,366       63,969             17,208        15,720      17,897        78,792      79,640
   Partners equity .........   1,383,671    1,470,496          1,499,189     1,564,194   1,767,853     2,046,246   2,339,536
   Limited Partners.........   1,369,702    1,455,659          1,484,065     1,548,420   1,750,042     2,025,651   2,316,008
   General Partners.........      13,969       14,837             15,124        15,774      17,811        20,595      23,528

Per Unit Data:
   Net income (loss)........      (1.55)         0.63               3.49       (10.33)     (22.75)       (29.22)     (39.51)
   Average units outstanding       9,938        9,938              9,938         9,938       9,938         9,938       9,938
   Distributions to                 9.96         9.96               9.96          9.96        4.98          0.00        0.00
   Unitholders..............


         BASS REAL ESTATE FUND-II, A NORTH CAROLINA LIMITED PARTNERSHIP
                                 4000 PARK ROAD
                         CHARLOTTE, NORTH CAROLINA 28209


                              INFORMATION STATEMENT

INTRODUCTION



         This Information Statement is being furnished to the holders ("Unitholders") of units of limited partnership ("Units") of Bass Real Estate Fund-II, a North Carolina Limited Partnership ("BREF-II"), in connection with the solicitation by the General Partners of BREF-II of the consent of the Limited Partners of BREF-II (the "Limited Partners") to a sale of substantially all of the assets of BREF-II to Glenborough in accordance with the Purchase Agreement at the Contract Sale Price of $9,846,221 but in no event less than $9,353,910 (the "Minimum Sale Price"). No meeting of the Unitholders will be held. In accordance with the Partnership Agreement, the Partnership will be dissolved upon the sale of substantially all of its assets, and therefore approval of the Sale of Assets by the Unitholders will also constitute approval of the dissolution of the Partnership.

         The Sale of Assets and the resulting dissolution of the Partnership have been unanimously approved and recommended by the Board of Directors of Marion Bass Real Estate Group, Inc., the Managing General Partner of BREF-II, and by Marion F. Bass, the other General Partner of BREF-II. No other partnership action on the part of BREF-II or the other Bass Group Partnerships is necessary to authorize the Sale of Assets or the resulting dissolution of BREF-II. If the consent of the Limited Partners to the Sale of Assets at no less than the Minimum Sale Price is obtained, it is anticipated that the closing of the Sale of Assets will occur on or before December 31, 1997, but no later than January 31, 1998.

         Solicitation of consents other than by mail may be made personally and by telephone by regularly employed officers and employees of the Managing General Partner who will not be additionally compensated therefor. The total cost of soliciting consents will be borne by BREF-II.

         Each Unitholder is entitled to one vote on each matter presented to the Limited Partners for their approval for each Unit held of record at the close of business on November 1, 1997, which is the Record Date for determining the holders of Units entitled to consent to the Sale of Assets. The number of units issued and outstanding as of September 30, 1997 was 9,938. The Partnership Agreement provides that a sale of substantially all of the assets of the Partnership must be approved by the holders of a majority of the outstanding Units.


         Unitholders entitled to give consent on the matters submitted for their approval shall be those Unitholders as of the Record Date. Any consent delivered in the accompanying form may be revoked by the person executing the consent at any time prior to December 5, 1997 by filing an instrument revoking it or a duly executed consent bearing a later date. Consents must be delivered to BREF-II, Investor Relations, 4000 Park Road, Charlotte, North Carolina 28209 no later than December 5, 1997.

         This Information Statement contains certain information as to the Sale of Assets, the terms of the Purchase Agreement, the liquidation of the Partnership following a Sale of Assets and BREF-II, and is accompanied by certain financial information relating to BREF-II, all of which should be reviewed carefully. The description of the Purchase Agreement and the terms thereof set forth in this Information Statement is a summary only; however, a copy of the Purchase Agreement (without schedules) is attached as Appendix A.


PRINCIPAL UNITHOLDERS AND HOLDINGS OF MANAGEMENT

         At September 30, 1997, BREF-II had 552 Limited Partners, none of which owned more than 5% of the outstanding Units.


         BREF-II has no directors or executive officers. The directors and executive officers of the Managing General Partner, including Marion F. Bass, the President and a Director of the Managing General Partner and, in his individual capacity, the other General Partner of BREF-II, do not beneficially own any Units.

THE PARTNERSHIP



         BREF-II was organized as of November 13, 1985 as a North Carolina limited partnership for the purpose of acquiring unimproved real estate and constructing thereon and subsequently operating, holding for investment, leasing, and ultimately disposing of rental apartment complexes. In 1986, BREF-II acquired approximately 23.132 acres of undeveloped land located in Charlotte, North Carolina and in 1987 constructed thereon an 202 unit apartment complex known as Sabal Point ("Sabal Point" or the "Project"). Limited Partners subscribed for and contributed an aggregate of $4,969,000 as capital to BREF-II which is represented by a total of 9,938 investment units (referred to as "Units") of $500 each.

         There is no established trading market for the Units and an investment in BREF-II is illiquid. BREF-II currently has only one class of Limited Partners and no Limited Partner has a right of priority over any other Limited Partner.

         The managing General Partner of BREF-II is Marion Bass Real Estate Group, Inc. (the "Managing General Partner"). Marion F. Bass, individually, is the other General Partner of BREF-II (with the Managing General Partner, the "General Partners"). The General Partners have the sole right to manage the business of BREF-II and make any and all decisions with respect thereto. The Limited Partners are allowed to vote or consent to certain proposed actions in limited circumstances as specifically set forth in the Partnership Agreement. The Limited Partners have no right to participate in the management of BREF-II.

         The principal executive offices of BREF-II and the Managing General Partner are located at 4000 Park Road, Charlotte, North Carolina 28209, and their telephone number is (704) 523-9421.

BUSINESS OF THE PARTNERSHIP

         BREF-II was organized for the purpose of acquiring and operating developed or undeveloped real property. Since its organization, BREF-II has constructed one rental apartment complex and currently owns, operates and manages the same. Sabal Point is located at 12624 Sabal Point in Charlotte, North Carolina. Sabal Point is the first phase of a three phase apartment complex; the other two phases are owned by other Bass Group Partnerships. Sabal Point was built in 1987 and consists of 202 apartment units in three-story, wood frame and vinyl siding buildings on approximately 23.132 acres of land. Sabal Point includes 300 parking spaces and a one-story office/clubhouse facility, an additional clubhouse, two laundry facilities, playground areas, tennis court and two swimming pools, which are shared with the other two phases of the complex. The apartment mix is as follows:

          Number of                                               Current
       Apartment Units          Type           Square Feet      Rental Rate
       ---------------          ----           -----------      -----------
             66              1 BR/ 1 BA             760          $585-605
             111             2 BR/ 2 BA           1,010          $695-715
             25              3 BR/ 2 BA           1,203            $810

         The combined average occupancy rate for the Project for each of the three years ended December 31, 1996 and through August 31, 1997 was 96%, 96%, 96% and 92%, respectively, and the combined average effective annual rentals per apartment unit (reflecting combined 1, 2 and 3 BR rentals) for each such period were $555, $590, $625 and $650, respectively.

         The Project is currently encumbered by permanent financing placed on the property on March 7, 1989 in the original principal amount of $6,250,000, which provides for monthly payments of principal and interest of $ 55,427 (the "Loan"). The Loan matures on April 1, 1999. The outstanding principal balance of the Loan as of June 30, 1997 was $5,969,837.

         Through August 31, 1997, the Partnership had made cash distributions to the Limited Partners in the aggregate amount of $659,098 or $66 per Unit. Limited Partners have been allocated "losses" for federal income tax purposes through December 31, 1996 aggregating approximately $259 per Unit.

THE SALE OF ASSETS

         BACKGROUND AND REASONS FOR THE SALE OF ASSETS.

         Due to what are perceived to be improved market conditions, the General Partners are recommending that the Partnership sell the Project and liquidate.


         In March of this year, the General Partners inquired of the Limited Partners regarding their preference for HOLDING OR SELLING the Project and a majority of the Limited Partners stated that they were in favor of selling. Since conducting this survey the General Partners began working diligently to secure a buyer for the Project. The General Partners received a number of offers to purchase the Project (together with similar apartment complexes owned by other investment limited partnerships of which Marion Bass Real Estate Group, Inc. serves as a general partner). Effective November 13, 1997 the General Partners entered into a contract to sell the Project to Glenborough at a price of $9,846,221 (the "Contract Sale Price"). Because Glenborough has 30 days to conduct its due diligence under the Purchase Agreement and it is not unusual for certain adjustments to be made in the selling price during a due diligence period, the General Partners are seeking the approval of the Limited Partners to sell the Project at a purchase price of not less than $9,353,910 (the "Minimum Sale Price") which is 95% of the Contract Sale Price. The General Partners have secured a fairness opinion from a qualified real estate appraiser as to the value of the Project. Fortenberry & Associates, LLC has issued its fairness opinion with an indicated value range for Sabal Point at $9,766,000 to $10,030,000. The Contract Sale Price equals 101% of the aggregate of the lowest range of the estimated fair value of the Project as determined by such appraiser and the Minimum Sale Price equals 96% of such range.


         IN ORDER FOR THE PARTNERSHIP TO SELL THE PROJECT, LIMITED PARTNERS OWNING MORE THAN 50% OF THE UNITS MUST APPROVE THE SALE. LIMITED PARTNERS ARE BEING REQUESTED TO EXECUTE THE ENCLOSED CONSENT AUTHORIZING A SALE OF THE PROJECT AT NO LESS THAN THE MINIMUM SALE PRICE.


         This Information Statement is being furnished to the Limited Partners of the Partnership in connection with the solicitation of the Limited Partners' consent to sell the Project to Glenborough at a purchase price not less than the Minimum Sale Price. Glenborough is a publicly traded real estate investment trust and is not an affiliate of the General Partners.

         In recent years, the ownership and operation of apartment complexes has undergone dramatic changes, with the emergence of public and private real estate investment trusts ("REITs"), institutional investors (such as pension funds), and other large, well-capitalized investment entities becoming the dominant owners of rental properties. Historically, the REITs and other institutional investors have targeted the larger (more than 200 rental units) and newer Class A apartments for acquisition. The older and smaller Class B apartment complexes have attracted very little interest from REITs and institutional investors. Older apartment complexes are generally viewed as having significantly higher maintenance costs. Additionally, apartment complexes under 200 units are viewed as inefficient from a management standpoint. The primary market for the sale of the Class B apartment complex has been local entrepreneurial investor groups. The Partnership's apartment complexes, due to their age, location, rent structure and size, would generally be classified as a "Class B" apartment complexes.


         Within the past 12 months the General Partners began receiving serious inquiries as to the availability of the apartment complexes owned by the Bass Group Partnerships. The Bass Group Partnerships own an aggregate of 1,385 apartment units concentrated within the Charlotte-Metropolitan area. All of the inquiries received by the General Partners have been conditioned upon the purchase of the entire apartment portfolio owned by the Bass Group Partnerships. It is believed that this interest can be attributable to a number of factors, including: the size of the total portfolio; the concentration of the apartments in Charlotte, North Carolina, an area viewed as extremely desirable by the real estate community; the favorable occupancy rates experienced by apartments in the Bass Group Partnerships; and the perceived softening of demand and occupancy in the newer Class A apartment complexes.

         The General Partners received a number of inquiries from qualified potential buyers, including Summit Properties, a publicly traded REIT, Glenborough and Insignia Financial Group, Inc., a private entity that is reportedly the largest owner and manager of rental apartments in the U.S.


         Effective November 13, 1997, the Purchase Agreement was entered into between the Bass Group Partnerships and Glenborough pursuant to which Glenborough agreed to buy all of the apartment complexes owned by the Bass Group Partnerships at an aggregate purchase price of $55.3 million of which

$9,846,221 was allocated to the Project owned by BREF-II.

         Glenborough Realty Trust Incorporated is a publicly traded (NYSE:GLB), diversified real estate investment trust. Glenborough is a self-administered and self-managed REIT with a diversified portfolio of 111 properties including industrial, office, multifamily, retail and hotel properties. In addition, two associated companies control similarly diversified portfolios comprising 53 properties. Combined, the portfolios encompass over 16 million square feet and are spread among 24 states throughout the United States. During 1997 Glenborough acquired 73 new properties located in 16 states composed of approximately 7 million square feet in 17 office complexes, 35 office flex complexes, 15 industrial properties and four retail properties, 224 multifamily rental units and 163 hotel rooms. The total cost of such acquisitions in 1997 was $514 million.

    RECOMMENDATION OF THE GENERAL PARTNERS AND REASONS FOR THE SALE OF ASSETS

         The General Partners considered the following material factors that weigh in favor of the sale of the Project: (1) the potential for increased operating and maintenance expenses required in future years as the Partnership's Project continues to age; (2) certain risks applicable to the ownership of apartment complexes, including competition from other rental apartments and adverse market conditions due to changes in the economy; (3) the increased cost necessary in order to manage and operate small apartment complexes like the Project; (4) the lack of an established trading market for the Units and resulting lack of liquidity in the investment; (5) the favorable capital gains tax rates now available as a result of recent changes in the tax laws; and (6) the uncertainty as to the future exit scenarios available to the Partnership in light of the traditional bias of institutional investors to larger and newer apartment complexes.

         The General Partners considered the following material factors that weigh against a sale of the Project: (1) the possibility that future rental income could more than offset future increases in operating and maintenance costs and as a result cash flow distributions to the limited partners could be increased; and (2) the possibility of eventually obtaining a higher purchase price for the Project.

         The General Partners concluded that, given the Limited Partners' indication that they favored selling the Project, on balance the sale of the Project is in the best interests of the Limited Partners and the

Partnership and therefore recommends that the Limited Partners consent to the sale of the Project at no less than the Minimum Sale Price.

         FAIRNESS OPINION OF FORTENBERRY & ASSOCIATES, LLC


         The Managing Partner of each of the Bass Group Partnerships has secured an opinion from Fortenberry & Associates, LLC (the "Appraiser") as to the fair value of the Partnership's Project as well as each of the apartment complexes owned by the respective Bass Group Partnerships. The principal of the Appraiser is Carol Fortenberry, a 1981 graduate of the University of North Carolina at Chapel Hill. Ms. Fortenberry also holds a Masters in Business Administration and carries the MAI designation. She has been an active appraiser within the Charlotte-Metropolitan area and elsewhere in North Carolina for over nine years. The Appraiser issued its fairness opinion on September 25, 1997 and concluded that as of September 4, 1997 Sabal Point had a value between $9,766,000 and $10,030,000 (the "Value Range Estimate"). The Value Range Estimate as concluded by the Appraiser is consistent with the General Partner's estimate of value and the value being placed upon the Project by Glenborough in the Purchase Agreement.

         Appraisers typically use up to three approaches in valuing real property: the cost approach, the income approach, and the sale comparison approach. The Appraiser utilized the income approach in reaching the Value Range Estimate of the Project.

         The income method is believed to be the most reliable since each apartment complex owned by the Bass Group Partnerships is an income producing investment and most buyers view income production as the most important criteria in investing in this type of property. The income approach estimates a property's capacity to produce income through an analysis of the rental market, operating expenses and net income. The value of the current net income (and in some cases estimates as to future income) is then determined through either or a combination of the direct capitalization or discounted cash flow approach.

         In rendering the fairness opinion the Appraiser performed site inspections on each property owned by a Bass Group Partnership. During such site visits the Appraiser inspected the physical facilities, obtained current rent and occupancy information, gathered information on competing properties, and interviewed each local property manager or assistant manager concerning performance of the subject property, conditions, area trends, and other factors.

         Neither the General Partners nor BREF-II imposed any limitations on the Appraiser as to the scope of review and methodology used in connection with rendering. A copy of the fairness opinion will be provided to any Limited Partner upon request.

         Fortenberry & Associates, LLC will be paid a fee of $1,750, plus expenses, by BREF-II for preparation of the fairness opinion regarding the project. This fee was negotiated between the General Partners and the Appraiser and payment thereof is not dependent upon approval of a sale of the Project or the Appraiser's determination as to the fair value of the Project.

PROPOSED MINIMUM SALE PRICE


         The Purchase Agreement executed by the General Partners on behalf of BREF-II and the other Bass Group Partnerships provides for a purchase price for BREF-II's project of $9,846,221. When selling properties such as the Project it is typical for the prospective buyer to undertake certain due diligence, including securing exhaustive inspections of the properties by a qualified engineer. The Purchase Agreement provides for a due diligence period ending December 13, 1997. Glenborough has the option of terminating the Purchase Agreement for any reason during the due diligence period. It is not unusual during the due diligence period for the prospective buyer to uncover items of deferred maintenance or other defects in the property involved that result in a re-negotiation or lowering of the purchase price in order to take into account such factors. While the General Partners are not aware of any items of deferred maintenance or defects in the Project which would materially and adversely affect the value of the same, the Limited Partners should recognize that adjustments to the purchase price may be required. Accordingly, the Limited Partners are being asked to approve the sale of the Project for the Minimum Sale Price so as to avoid the necessity of re-soliciting the consent of the Limited Partners should some minor adjustment in the sale price be required.

         The General Partners will not sell the Project unless the final gross sale price is at least $9,353,910.


INTEREST OF AFFILIATES IN THE SALE OF ASSETS

         All of the executive officers and directors of the Managing General Partner serve in the same capacity with Marion Bass Securities Corporation, Marion Bass Construction Company, Marion Bass Properties, Inc., Bass Capital Management Corporation, and Marion Bass Investment Group, Inc. (collectively, the "Marion Bass Group"). Marion F. Bass is the sole shareholder of Marion Bass Investment Group, Inc. which is the sole shareholder of the other corporations in the Marion Bass Group. The General Partners are the general partner of each of the Bass Group Partnerships. Marion Bass Real Estate Group, Inc. owns 20 units in Bass Real Estate Fund III. Marion Bass Real Estate Group, Inc. and Marion F. Bass, individually, own 30 Units and 4 Units, respectively, of Bass Real Estate Fund `84. Additionally, Marion F. Bass, individually, owns one Unit in EquitySource `84/The Oaks. Marion F. Bass, individually, is also a general partner of Bass Real Estate Fund I, Bass Income Plus Fund and Bass Real Estate Fund `84.


         The various corporations in the Marion Bass Group provide services to the Partnership and other Bass Group Partnerships for which they receive fees and expenses; some or all of such service agreements may be continued by the buyer following the closing of the sale of the Project. The following table sets forth fees and expenses paid to the Marion Bass Group by BREF-II for each of the last three fiscal years and for the nine months ended September 30, 1997:

                                                                                                         Through
                                                                                                         Sept. 30,
                                                      1994           1995           1996                   1997
                                                      ----           ----           ----                 ------

Management fee of 5% of gross revenues             $   65,640     $   70,287     $   75,303          $    54,733
Reimbursed maintenance salaries                    $   50,606     $   53,702     $   43,110          $    35,737
Reimbursed property manager salaries               $   47,543     $   44,727     $   39,650          $    37,984
Other miscellaneous reimbursements                 $    6,020     $    6,420     $   15,657          $    13,046
                                                        =====          =====         ======               ======
                      TOTAL                        $  169,809     $  175,136     $  173,720          $   141,500


RELATED TRANSACTIONS


         Each of the apartment complexes owned by a Bass Group Partnership, including the Project owned by BREF-II, has retained Marion Bass Properties, Inc., a North Carolina corporation, as property manager for which Marion Bass Properties, Inc. receives various property management fees. Glenborough will also purchase all of the issued and outstanding stock in Marion Bass Properties, Inc. at a purchase price for such stock of $2,615,000 if BREF-II and Bass Income Plus Fund Limited Partnership do not sell their apartment complexes or $3,700,000 if all of the Bass Group Partnerships sell their properties to Glenborough. The Limited Partners will not receive any of the purchase price for the stock in Marion Bass Properties, Inc.

                             THE PURCHASE AGREEMENT


         The General Partners have entered into a definitive contract with Glenborough, a copy of which (without schedules) is attached as Appendix A (the "Purchase Agreement"). The following is a description of the principal terms contained in the Purchase Agreement.

TERMS OF THE PURCHASE AGREEMENT



         The Purchase Agreement provides that upon the satisfaction or waiver of certain customary conditions precedent to closing, Glenborough will acquire all of the apartment complexes of the Bass Group Partnerships for an aggregate purchase price of $55.3 million, subject to certain adjustments and prorations. The purchase price allocable to the Project is $9,846,221. Glenborough has made an earnest money deposit or binder (the "Earnest Money") of $1,500,000. If the transaction is consummated, the Earnest Money will be credited to Glenborough's obligation to pay the purchase price and will be delivered to the various Bass Group Partnerships at closing as a portion of the Purchase Price. If the sale of the various apartment complexes is not consummated by reason of a default of Glenborough, the Earnest Money will be delivered to the various Bass Group Partnerships as liquidated damages. If the sale of the apartment complexes is not consummated for any other reason the Earnest Money will be returned to Glenborough.



         The aggregate purchase price will be reduced by an amount equal to the principal balance together with all accrued and unpaid interest thereon as of the closing date of all of the outstanding loans on the various apartment complexes owned by the Bass Group Partnerships and the consideration to be paid to each of the Bass Group Partnerships for their respective apartment complexes will be reduced by their respective loan amount. The Buyer will assume all HUD insured loans and the other outstanding loans will be paid in full at the closing. BREF-II's Project is encumbered by conventional financing that is not HUD insured and will be paid in full by the Buyer at the closing.

         The Purchase Agreement provides that certain items are to be apportioned or prorated between Glenborough and the Bass Group Partnerships as sellers, including: current collected rents and prepaid rents; real estate taxes and assessments; utility charges; amounts due on service contracts; and interest on the permanent financing applicable to each apartment complex. Additionally, BREF-II, and each Bass Group Partnership, will be required to pay certain closing costs, including: North Carolina excise tax applicable to the sale (computed at the rate of $2.00 per $1,000 of gross consideration); legal and accounting fees; and similar costs and expenses. All brokerage or real estate commissions owing with respect to the proposed sale will be paid by the Glenborough. Additionally, Glenborough will pay all assumption fees, transfer fees and similar related costs for any HUD loans assumed up to a maximum of $235,000 and will pay all prepayment penalties, yield maintenance payments or similar charges for loans that are not assumed up to a maximum amount of $386,000. All loan assumption fees or prepayment penalties in excess of such amounts will be borne by the various Bass Group Partnerships. Such costs and expenses are not expected to exceed the maximum of Glenborough's obligation.


         It is estimated that the closing costs and expenses allocable to the sale of BREF-II's Project will be approximately $30,000 to $40,000. Additionally, BREF-II will pay out of the proceeds of sale of the Project any accrued but unpaid operating expenses as of the closing date.

         The Bass Group Partnerships have entered into various service agreements with members of the Marion Bass Group and unrelated entities. Glenborough has the right to terminate all property management, leasing, brokerage agreements and service contracts affecting the various apartment complexes to be acquired.

         The Purchase Agreement contains representations and warranties with respect to BREF-II's Project. The representations and warranties are of the type customary in transactions of this nature, including: the valid existence of BREF-II as a limited partnership in the State of North Carolina; its authority to sell its Project; the absence of conflicts with laws or other agreements as a result of the sale of the Project; title to the Project; the physical condition of the Project and other assets to be sold; the absence of material adverse changes in its financial position; the insurance on the Project; pending or threatened litigation; guaranties to which BREF-II is a party; violations of environmental laws; and the validity of the contracts to which BREF-II is a party. Additionally, the Purchase Agreement contains certain affirmative covenants customary in transactions of this type, such as an obligation of BREF-II following execution of the Purchase Agreement to continue to conduct its business in the ordinary course.

CERTIFICATE OF LIMITED PARTNERSHIP

         The Certificate of Limited Partnership and the Partnership Agreement of BREF-II in effect immediately prior to the Closing Date will continue to be the Certificate of Limited Partnership and Partnership Agreement of BREF-II following the Closing, until thereafter duly amended in accordance with applicable law.

         Other than the applicable rules and regulations of the Securities and Exchange Commission, the Managing General Partner knows of no other federal or state regulatory requirements with which BREF-II or any of the Bass Group Partnerships or the Buyer must comply in order to complete the Sale of Assets. However, BREF-II will be required to comply with certain filing requirements under North Carolina law in order to effect the dissolution and liquidation of BREF-II subsequent to the Sale of Assets.

INDEMNIFICATION BY THE PARTNERSHIPS


         The Purchase Agreement provides that each of the Bass Group Partnerships will indemnify, defend and hold harmless Glenborough against all claims, losses, demands, costs, expenses, penalties and damages asserted against, incurred or suffered by it resulting from or arising out of (i) any personal injury or property damage first occurring in, on or under any property sold by such Partnership during such Partnership's ownership thereof, from any cause whatsoever other than as a consequence of the acts or omissions of Glenborough, or its agents, employees or contractors and (ii) the failure of such Partnership to perform its obligations under any of the loans relating to the assets of the Partnership which are to be performed prior to the Closing Date.

INDEMNIFICATION BY THE BUYER


         The Purchase Agreement contains an obligation of Glenborough to indemnify, defend and hold harmless each Bass Group Partnership and its partners against all claims, losses, demands, costs, expenses, penalties and damages asserted against, incurred or suffered by any of the Bass Group Partnerships resulting from or arising out of (i) any personal injury or property damage first occurring in, on or under the properties sold by such partnerships during the Buyer's ownership thereof, from any cause whatsoever other than as a consequence of the acts or omissions of the partnerships or their agents, employees or contractors and (ii) with respect to any loans relating to the properties being sold which are assumed by Glenborough, the failure of Glenborough to perform all obligations of the borrower after the Closing Date.


CONDITIONS TO CLOSING

         It is customary in a sales contract involving income property to allow the buyer the unqualified right to terminate the contract and obtain a refund of any deposit if, by a specified date, the prospective buyer was unsatisfied with any aspect regarding the sale transaction. The purpose of such clause is to give the prospective buyer the right to conduct certain due diligence and if, as a result thereof, it feels that an acquisition of the property is inappropriate, terminate the contractual arrangement and receive a full refund of its deposit. The Purchase Agreement entered into by BREF-II and the other Bass Group Partnerships provides for a due diligence inspection period of 30 days (ending December 13, 1997) with the right to terminate the Purchase Agreement without any legal obligation or forfeiture of the Earnest Money if Glenborough decides during such period that termination is advisable for any reason.

         The Purchase Agreement provides that certain conditions must be satisfied before the closing will occur as follows: (i) approval by Glenborough of any exception to title respecting the Project and availability of satisfactory title insurance; (ii) all leases at the Project are in full force and effect as of the closing date; (iii) each of the representations and warranties of the Partnership is true and correct (as, for example, condition of the Project, etc.); (iv) the physical condition of the Project being the same as the physical condition of the Project on the date of execution of the Purchase Agreement, ordinary wear and tear excepted; (v) termination of all property management, leasing, brokerage agreements and service contracts affecting the Project; and (vi) receipt of approval from HUD of the sale of the apartment complexes owned by some of the other Bass Group Partnerships and encumbered by HUD-insured financing and permission for the Buyer to assume the HUD-insured loans outstanding with respect to the projects. If any one or more of the conditions precedent to closing is not satisfied prior to the date set for the closing, Glenborough has the option of either waiving such item as a condition to closing and proceeding to closing the transaction or terminating the Purchase Agreement and receiving a refund of the Earnest Money.

         If BREF-II fails to satisfy a condition precedent prior to the relevant date, Glenborough may terminate the Purchase Agreement and receive a refund of the Earnest Money. If, on the other hand, BREF-II complies with all of the terms of the Purchase Agreement, and all conditions precedent to closing are met and Glenborough nevertheless fails to close on the purchase of the Project, the sole remedy available to the Bass Group Partnerships will be retention of the Earnest Money as liquidated damages.

DISSENTERS' RIGHTS

         Neither the Partnership Agreement nor the North Carolina Revised Uniform Limited Partnership Act provides limited partners who vote against the Sale of Assets or the Plan of Liquidation with dissenters' rights. Dissenters' Rights generally allow a partner who votes against a proposed transaction, which is otherwise approved and consummated, to be paid the "fair value" of his interest as determined by an independent third party or a court of law.

APPROVAL OF HOLDERS


         The Partnership Agreement of BREF-II provides that the affirmative vote of a majority of the outstanding Units of BREF-II is required in order to approve the Sale of Assets. All of the Bass Group Partnerships have approved a sale of their apartment complexes pursuant to the Purchase Agreement except for BREF-II and Bass Income Plus Fund Limited Partnership. Bass Income Plus Fund limited partnership, like BREF-II, is currently seeking the approval of its limited partners to the sale if its apartment complex. The failure of BREF-II and/or Bass Income Plus Fund Limited Partnership to approve a sale will not adversely affect the other Bass Group Partnerships and Glenborough has agreed to close under the Purchase Agreement and acquire title to all of the apartment complexes owned by those Bass Group Partnerships that approve such sale.


         The Managing General Partner recommends that the Limited Partners consent to the Sale of Assets at a price no less than the Minimum Sale Price. The Managing General Partner of BREF-II reserves the right in its discretion at any time prior to the Closing Date to abandon the Sale of Assets if the Managing General Partner determines that such action would be in the best interest of BREF-II.


                           DISSOLUTION AND LIQUIDATION
                               OF THE PARTNERSHIP


         The Partnership Agreement provides that BREF-II will be dissolved upon the sale of substantially all of the assets of BREF-II. Upon dissolution of BREF-II, the General Partners shall proceed with the liquidation of BREF-II and Partnership Assets will be applied and distributed as follows:

         1. First, the assets of Partnership shall be applied to the payment of the liabilities of BREF-II (other than any loans or advances that may have been made by any Partners to BREF-II), and the expenses of liquidation of the assets of BREF-II and the discharge of liabilities to creditors so as to enable the General Partners to minimize any losses resulting from liquidation.

         2. The remaining assets shall next be applied to any loans made by any Partner to BREF-II, with the most recent loans being repaid first.

         3. The remaining assets shall next be distributed to the Partners, after allocation of gain in accordance with the Partnership Agreement, in accordance with their capital account balances.

         Notwithstanding provisions 1 through 3 set forth above, the General Partners may retain such amounts as they reasonably deemed necessary as a reserve for any liabilities or obligations of BREF-II, which reserves, shall, at the time the General Partner deems appropriate, be distributed later in accordance with Partnership Agreement. Each of the Limited Partners will be furnished with a statement prepared by Arthur Andersen, LLP, which will set forth the assets and liabilities of BREF-II as of the date of the complete liquidation. Upon the compliance by the General Partners with the distribution plan set forth in the Partnership Agreement, the Limited Partners shall cease to be such and the General Partners shal execute and cause to be filed a Certificate of Cancellation of BREF-II and in all other documents necessary with respect to such termination.

PROJECTED DISTRIBUTIONS TO LIMITED PARTNERS ON SALE OF THE PROJECT

         If the sale of the Project is completed BREF-II will terminate and dissolve. The General Partners will distribute the net proceeds of sale (i.e., the contract selling price for the Project less the Loans and any other liabilities of BREF-II not assumed by the Buyer and all costs and expenses associated with sale) and BREF-II's existing cash balance and reserves in accordance with the terms of the Partnership Agreement as above described.

         Set forth below is a schedule that summarizes the calculation of the estimated distribution per Unit in connection with the proposed sale of the Project. Such estimate is based upon financial information for the Partnerships as of July 31, 1997 and an assumed closing date of no later than December 31, 1997.

ACTUAL RESULTS WILL LIKELY DIFFER FROM THESE ESTIMATES.


Estimated Source of Funds:
      Cash and Cash Investments                                  $  447,499
      Security Deposits                                              25,217
      Accounts Receivable                                             6,492
      Reserves                                                       90,545


Gross Purchase Price
      (assuming the Contract Sale Price)        $9,846,221
Less Closing Costs                                (40,000)
                                                  =======
Net Sales Price                                  9,806,221

Estimated Use of Funds:
      Accounts Payable                                                5,850
      Escrow Security Deposits                                       18,280
      Fees Payable                                                    5,795
      Tenant Prepaid Rents                                              798
      Taxes                                                          49,923

      Note Payable-Affiliate                                              0

      Mortgage Balance                                          $ 5,954,539
                                                                  =========

Total Cash Available for Distribution                             4,340,789
General Partners Allocation                                          43,408

Total Limited Partner Allocation                                $ 4,297,381
                                                                  =========

Estimated Distribution Per Unit                                 $       432
                                                                ===========




In the event the Project is sold for less than the Contract Sale Price the distribution per Unit would be reduced. For example, if the Project is sold for the Minimum Sale Price the estimated distribution per Unit would be $383.


ACCOUNTING AND INCOME TAX CONSEQUENCES OF THE SALE OF ASSETS AND LIQUIDATION

         If the sale of the Project is completed the General Partners anticipate that it will report a gain from the sale for accounting and tax purposes which would be allocated in accordance with the Partnership Agreements. Since the Project is real property used in a trade or business, the character of the tax gain on the sale is determined under Section 1231 of the Internal Revenue Code of 1986, as amended (the "Code"). Section 1231 gain in excess of depreciation recapture is treated as a capital gain subject to a maximum rate of 20% (assuming no other Section 1231 losses). Alternative minimum tax adjustments and taxation are not addressed for purposes of this document.

         The sale by BREF-II of the Project and the subsequent distribution by BREF-II of the net proceeds of the sale and the liquidation of BREF-II will constitute a complete disposition by a Limited Partner of his interest in BREF-II (unless he has elected to aggregate his limited partnership interest with other similar interests).

         If a cash distribution from a liquidation and dissolution exceeds a Limited Partner's adjusted tax basis in his Units, such excess will be treated as a gain realized by the Limited Partner as if there had been a sale of his Unit. Similarly, the excess of a Limited Partner's adjusted tax basis in his Unit over the amount distributed to the Limited Partner will be treated as a loss realized by the Limited Partner on the sale of his Unit. Such gains or losses will be treated as long-term capital gains or losses in the case of Units held for more than 18 months; provided that the limited partner is not considered to be a "dealer" with respect to the Units. A "dealer" is one who owns property, primarily for sale to customers in the ordinary course of business. Gains or losses on the liquidation of BREF-II in respect of a Unit must be reported separately by each limited partner and will depend upon each Limited Partner's basis in his own Units.

         The gain on the sale of the project will be subject to tax in North Carolina. The Managing General Partner is responsible for reporting the distributable share of income of non-resident partners and is required to compute and pay the tax due for each non-resident partner at the time of filing the partnership tax return. This tax will be withheld from subsequent distributions to the nonresident partners. All North Carolina resident partners will report the sale as part of their federal taxable income.

         In addition to the tax consequences from the sale, the General Partners anticipate that BREF-II will report income from operations in the year of the sale. This income will be allocated in accordance with the partnership agreement and will be treated as passive activity income subject to the provisions of
Section 469 of the Code.

         Based on the complexities of the income tax laws and because the tax consequences may vary depending upon a holder's individual circumstances or tax consequences, it is recommended that each Limited Partner consult his tax adviser concerning the federal tax consequences (and any applicable state, local or other tax consequences) of the liquidation and dissolution of the Partnership pursuant to a sale of the Project.

         The following is a schedule of activity since inception through September 30, 1997 for a one unit investment in BREF-II, assuming a sale of the Project at the Contract Sale Price. Suspended losses are not addressed in this example.






Original Capital Contribution                                        $     500
Distributions Through 9/30/97                                              (66)
Losses Through 12/31/96                                                   (259)
Estimated Income/(Loss) Before Depreciation Expense,                        20
     1/1/97 - 9/30/97 (includes Deferred Cost Write-Off) Gain on Sale of Project
     Subject to 20% Tax                                                    297
                                                                          -----
Tax Basis on Liquidation                                                   492

Estimated Distribution per Unit                                            432

Gain/(Loss) on Liquidation per Unit                                        (60)


                         INDEPENDENT PUBLIC ACCOUNTANTS

         The financial statements of BREF-II included in BREF-II's Annual Report on Form 10-K for the year ended December 31, 1996, are incorporated by reference in this Information Statement and have been audited by Arthur Andersen LLP, independent public accountants, as stated in their reports appearing therein.

                                                                      APPENDIX A

                               PURCHASE AGREEMENT


                                     BETWEEN

                         THE LIMITED PARTNERSHIPS LISTED
                          IN ADDENDUM I AND SCHEDULE 1,
                       NORTH CAROLINA LIMITED PARTNERSHIPS
                           (COLLECTIVELY "TRANSFEROR")


                                       AND


                      GLENBOROUGH REALTY TRUST INCORPORATED
                             A MARYLAND CORPORATION
                                       AND
                          GLENBOROUGH PROPERTIES, L.P.
                        A CALIFORNIA LIMITED PARTNERSHIP
                          (COLLECTIVELY, "TRANSFEREE")


                            RELATING TO THE PROPERTY
                                COMMONLY KNOWN AS
                       THE MARION BASS APARTMENT PORTFOLIO
                 (AS MORE SPECIFICALLY DESCRIBED IN SCHEDULE 1)

                                   LOCATED IN
                                 NORTH CAROLINA

                                                PURCHASE AGREEMENT
                                          MARION BASS APARTMENT PORTFOLIO

                                                 TABLE OF CONTENTS
                                                                            PAGE

List of Addenda............................................................   ii
List of Exhibits...........................................................  iii
List of Schedules..........................................................   iv
1.      Definitions........................................................    1
2.      Agreement to Purchase and Sell.....................................    1
3.      Consideration......................................................    1
4.      Transferee's Due Diligence.........................................    2
5.      Conditions to Closing..............................................    3
6.      Closing and Escrow.................................................    8
7.      Closing Adjustments and Prorations.................................   10
8.      Transferor's Representations and Warranties........................   13
9.      Transferee's Representations and Warranties........................   13
10.     Indemnification....................................................   14
11.     Risk of Loss.......................................................   15
12.     Transferor's Continued Operation of the Property...................   16
13.     Cooperation........................................................   16
14.     Non-Consummation of the Transaction................................   17
15.     Miscellaneous......................................................   18
Addenda
Exhibits
Schedules

                                 LIST OF ADDENDA


I        Definitions

II       Transferor's Representations and Warranties

III      Due Diligence Materials to be Delivered by Transferor to Transferee

IV       Delivery of Certain Documents by Transferor After Closing

                                LIST OF EXHIBITS

A        Deed

B        Assignment and Assumption of Leases

C        Warranty Bill of Sale

D        Assignment and Assumption of Service Contracts,
         Warranties and Guaranties, and Other Intangible Property

E        Certificate of Transferor Other Than an Individual (FIRPTA Affidavit)

F        [intentionally omitted]

G        Notice to Tenants

H        Closing Certificate

I        Proration Statement

                                LIST OF SCHEDULES

SCHEDULES REFERENCED IN ADDENDUM I (DEFINITIONS)
1.         Description of Land
2.         Permitted Exceptions
3.         Required Endorsements
4.         Personal Property
5.         Contracts
6.         Other Interests
7.         Environmental Reports
8.         Rent Roll
9.         Delinquency Report
10.        Allocation of Consideration
11.         Loan
12.        Related Transactions

SCHEDULES REFERENCED IN ADDENDUM II (TRANSFEROR'S REPRESENTATIONS AND
WARRANTIES)
II.C.1.    Defects
II.C.2.    Violations
II.C.3.    Proceedings
II.D.3.    Lease Exceptions
II.D.7.    Brokerage Fees
II.E.2.    Litigation
II.E.3. Tenant Improvements Costs and Leasing Commissions-Transferor's Responsibility

                               PURCHASE AGREEMENT
                         MARION BASS APARTMENT PORTFOLIO

         THIS PURCHASEAGREEMENT ("Agreement") is dated as of the Effective Date (as defined in Addendum I hereto) by and among the limited partnerships listed in Addendum I and Schedule 1, each a North Carolina limited partnership (collectively "Transferor") and Glenborough Realty Trust Incorporated, a Maryland corporation ("GLB"), and Glenborough Properties, L.P., a California limited partnership ("GPLP") (collectively, "Transferee").

                                    RECITALS

         A. Transferee desires to acquire the Property (as defined in Addendum
I) from Transferor and Transferor desires to sell the Property to Transferee, upon the terms and subject to the conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises, the mutual representations, warranties, covenants and agreements hereinafter contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, the parties hereby agree as follows:

1. DEFINITIONS. Capitalized terms used in this Agreement shall have the meanings set forth in Addendum I attached hereto.

2. AGREEMENT TO PURCHASE AND SELL. Subject to and upon the terms and conditions herein set forth and the representations and warranties contained herein, Transferor agrees to sell the Property to Transferee, and Transferee agrees to purchase the Property from Transferor.

3. CONSIDERATION. Transferor and Transferee agree that the total Consideration for the Property shall be Fifty Five Million Three Hundred Thousand Dollars ($55,300,000).

         (a) The Consideration shall comprise the following components and shall be paid by Transferee as follows:

                  (i) EARNEST MONEY DEPOSIT. Within two (2) business days of the Effective Date, Transferee shall deposit the Earnest Money in escrow with the Title Company. The Earnest Money shall be held in a federally insured interest-bearing account and interest accruing thereon shall be for the account of Transferee unless Transferee shall default hereunder. The Earnest Money shall be in the form of cash or other immediately available funds. In the event the transaction contemplated hereby is consummated, the Earnest Money plus interest accrued thereon shall be credited against Transferee's payment obligations hereunder.

                  (ii) THE LOANS. At Closing, Transferee shall assume the Loans listed as to be assumed on Schedule 11 (the "Assumed Loans"). At the Closing, there shall be credited against the Consideration an amount equal to the unpaid principal balance of the Assumed Loans, together with all accrued and unpaid interest thereon as of the Closing Date, and all late charges, penalties or other charges owing under the Assumed Loans. The cost of any assumption fee, transfer fee or similar or related costs for any of the Assumed Loans shall be the obligation of Transferee, up to a maximum amount of $235,000, and Transferor shall pay all such fees in excess of $235,000. Any prepayment penalty, yield maintenance payment or similar charge for the Loans that are not to be assumed by Transferee as shown on
                  Schedule 11 (the "Non-Assumed Loans") shall be the obligation of Transferee up to a maximum amount of $386,000, and Transferor shall pay all such fees in excess of $386,000.

                  (iii) CASH. Immediately available funds, in an amount equal to the Consideration, less (i) the Earnest Money Deposit and interest earned thereon, and (ii) the unpaid balance of the Assumed Loans as of the Closing Date, as more fully described above.

         (b) WITHHOLD IF TRANSFEROR A FOREIGN PERSON. Transferor acknowledges and agrees that, if Transferor is a foreign person, Transferee may be required to withhold a portion of the Consideration pursuant to Section 1445 of the Internal Revenue Code or Sections 18805 and 26131 of the California Revenue and Taxation Code or similar laws or regulations of other states. Any amount properly so withheld by Transferee shall be deemed to have been paid by Transferee as part of the Consideration, and Transferor's obligation to consummate the transactions contemplated herein shall not be excused, reduced, terminated or otherwise affected thereby. Transferee shall not withhold any portion of the Consideration if Transferor executes the FIRPTA Certificate and any equivalent certificates and/or affidavits required under applicable state law.

         (c) ALLOCATION OF CONSIDERATION. The Consideration shall be allocated in the manner set forth in Schedule 10.

4. TRANSFEREE'S DUE DILIGENCE. As more fully provided below, Transferor agrees to reasonably assist and cooperate with Transferee in obtaining access to the Property and certain documents relating thereto for purposes of inspection and due diligence.

         (a) PHYSICAL INSPECTION OF THE PROPERTY. At any time(s) reasonably requested by Transferee following the Effective Date and prior to Closing, Transferor shall afford authorized representatives of Transferee reasonable access to the Property for purposes of satisfying Transferee with respect to the representations, warranties and covenants of Transferor contained herein and with respect to the satisfaction of any Conditions Precedent to the Closing, including without limitation the taking of soil borings by a reputable consultant providing insurance which is reasonably acceptable to Transferor;

         provided, however, that Transferee shall not to unreasonably disturb or interfere with the rights of Tenants and their occupancy of their apartments. Transferee hereby agrees to indemnify and hold Transferor harmless from any damage or injury to persons or property caused by Transferee or its authorized representatives during their entry and investigations prior to the Closing. In the event this Agreement is terminated, Transferee shall restore the Property to substantially the condition in which it was found. This indemnity shall survive the termination of this Agreement or the Closing, as applicable.

         (b) CONTACTS WITH PROPERTY MANAGERS. At any time(s) reasonably requested by Transferee following the Effective Date and prior to Closing, Transferee may contact and interview the Property Managers for the Property, provided that such contacts or interviews shall occur only after reasonable oral or written notice to Transferor and Transferor may be present during any interview.

         (c) DELIVERY OF DOCUMENTS AND RECORDS. Transferor shall make available to Transferee at Transferor's office in Charlotte, North Carolina for review and copying the Due Diligence Materials within five (5) business days after the Effective Date.

         (d) REJECTION OF SERVICE CONTRACTS. Transferee shall be deemed to have rejected all Service Contracts unless, on or before the Approval Date, Transferee has notified Transferor in writing that Transferee wishes to assume any such Service Contracts to the extent assumable and identifying which of such Service Contracts are to be assumed.

         (e) NO ASSUMPTION OF RENEWAL OR OPTION COMMISSIONS. Transferee specifically disclaims any liability for brokerage commissions that may be payable upon the renewal or extension of the term of any Lease, whether pursuant to the exercise of an option or otherwise.

         (f) TRANSFEREE'S RIGHT TO TERMINATE. At any time up to the Approval Date, Transferee has the unqualified right to terminate this Agreement and obtain a refund of any and all amounts paid hereunder to Title Company or to Transferor, subject to Transferee's obligations to return Due Diligence Materials to Transferor as provided in the Section entitled "Conditions to Closing." From and after the Approval Date, Transferee shall have no right to terminate this Agreement and receive a refund of the Earnest Money except to the limited extent provided (i) in Paragraph 5(a) hereof due to a failure of Transferee's Conditions Precedent, (ii) in the event of a default by Transferor hereunder beyond any applicable cure periods, if any and (iii) in the event of a Major Loss pursuant to Section 11(c) hereof.

5. CONDITIONS TO CLOSING.

         (a) TRANSFEREE'S CONDITIONS PRECEDENT. Transferee's Conditions Precedent as set forth below are precedent to Transferee's obligation to purchase the Property. The Transferee's Conditions Precedent are intended solely for the benefit of Transferee. If any of the Transferee's Conditions Precedent is not satisfied or waived by Transferee, Transferee shall have the right in its sole discretion either to waive the Transferee's Condition Precedent and proceed with the acquisition or terminate this Agreement by written notice to Transferor and the Title Company. Provided, however, in the event Transferee elects to terminate this Agreement by reason of the failure of a Condition Precedent, and such failure is curable by Transferor, Transferor shall have a period of fifteen (15) days to cure such failure of a Condition Precedent and provided that such Condition Precedent is so cured within such cure period, Transferee shall be obligated to close the purchase of the Property as herein provided.

                  (i) APPROVAL OF TITLE. Prior to the Approval Date, Transferee shall advise Transferor as to any objections to title. Transferor shall have five (5) business days after receipt of Transferee's objections to give to Transferee: (A) written notice that Transferor will remove such objectionable exceptions on or before the Closing Date; or (B) written notice that Transferor elects not to cause such exceptions to be removed. Transferor's failure to give notice to Transferee within the five (5) business day period shall be deemed to be Transferor's election not to cause such exceptions to be removed. If Transferor gives Transferee notice or is otherwise deemed to have elected to proceed under clause (B), Transferee shall have five (5) business days within which to elect to proceed with the transaction or terminate this Agreement. If Transferee fails to give Transferor notice of its election within such five (5) business day period, and the Closing does not otherwise occur, Transferee shall be deemed to have elected to terminate this Agreement. If Transferor gives notice pursuant to clause (A) and fails to remove any such objectionable exceptions from title prior to the Closing Date, and Transferee is unwilling to take title subject thereto, Transferor shall be in default and Transferee shall have the rights and remedies set forth in the Section entitled "Non-Consummation of the Transaction." All objections to title to the Property not made in writing to Transferor prior to the Approval Date shall be deemed waived by Transferee unless such title objection first occurs (or is first discovered by the Title Company) after the Approval Date. If Transferor gives notice pursuant to clause (A) the removal of an objectionable exception may be by means of securing at Transferor's cost and expense an endorsement to the Title Policy issued by the Title Company providing affirmative insurance over such objectionable exception.

                  (ii) LEASES. Except as disclosed in the Delinquency Report and as may be approved by Transferee, all of the Leases shall be in full force and effect, without default thereunder by either tenant or landlord, and no tenant shall be the subject of a proceeding under any Creditors Rights Laws; provided, however, Transferee shall have no right to terminate this Agreement so long as no more than five percent (5%) percent of the Tenants are delinquent respecting their rent or no more than five percent (5%) of the Tenants are subject to a proceeding under any Creditors Rights Laws.

                  (iii) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Transferor contained herein shall be true and correct as of the Closing Date as though made at and as of the Closing Date, and Transferor's covenants under this Agreement shall be satisfied as of the Closing Date (to the extent such covenants are to be satisfied as of the Closing Date), and Transferee shall have received at the Closing a Certificate in the form of Exhibit H hereto, dated as of the Closing Date and executed on behalf of Transferor by executive officers of Transferor or of the respective general partners of Transferor, as applicable, certifying as to the fulfillment of the conditions set forth in this Subsection.

                  (iv) CONVEYANCES BY TRANSFEROR. At the Closing, Transferor shall convey to Transferee all of its right, title and interest to the Property by executing and delivering all documents required to be delivered by Transferor pursuant to the Section entitled "Closing and Escrow."

                  (v) TITLE POLICY. Title Company shall be committed to issue the Title Policy with the Required Endorsements at Closing, showing title to the Real Property vested in Transferee, subject only to the Permitted Exceptions. On or before the Closing, Transferor shall cause the Title Company to deliver to Transferee a certification that, in issuing the Title Policy, the Title Company has not relied on any representations or indemnities of Transferor or any of its affiliates (except as disclosed in such certification).

                  (vi) NO FINANCING STATEMENTS. Transferee shall be satisfied that, as of the Closing, there is no outstanding financing statement showing Transferor as debtor filed in accordance with the Uniform Commercial Code of any applicable jurisdiction with respect to the Property except for any financing statements approved by Transferee prior to the Approval Date or relating to the Loan.


                  (vii) PROPERTY CONDITION. The physical condition of the Real Property shall be substantially the same on the Closing Date as on the Effective Date, reasonable wear and tear and loss by casualty excepted.

                  (viii) TERMINATION OF AGREEMENTS. Immediately following the Approval Date, Transferor shall give written notice of termination of all property management, leasing brokerage agreements and Service Contracts (except those specifically assumed by Transferee in writing) affecting the Property, and such termination shall be without cost or expense to Transferee.

                  (ix) LOAN BENEFICIARY STATEMENT. Transferee shall have received a beneficiary statement at least five (5) business days prior to the Closing Date for all the Assumed Loans, duly executed by the current holder of each Assumed Loan within twenty (20) days of the Closing Date, consenting to the conveyance of the Property by Transferor to Transferee without exercising any right of acceleration, imposing any fee, charge or penalty except as otherwise required by the Loan Documents on Transferor or Transferee except as agreed upon by Lender and the party to be so charged, or otherwise modifying the terms or provisions of the Loan, and further stating: (i) that the holder is the true and lawful holder of the Loan; (ii) the outstanding principal balance of the Loan and the date through which interest has been paid; (iii) the interest rate, amortization schedule and any balloon payments; (iv) the present balance in any impound accounts; (v) that there are no overdue installments of interest or principal under the Loan;
                  (vi) that the Loan Documents are in full force and effect; and
                  (vii) that there exists no default under the Loan nor any facts which have come to the attention of the Lender and which may result in a default thereunder. Transferee shall be deemed to have approved in advance all fees, charges and penalties whose cumulative total is within the dollar limitations set forth in Section 3(a)(ii) above.

                  (x) LIMITED PARTNER CONSENT. Transferor shall have received the Limited Partner Consent on or before December 15, 1997, provided, however, that if such Limited Partner Consent has not be received by Transferor by such date despite the good faith efforts of Transferor to the contrary, Transferor shall have a on time right to extend such period to January 15, 1998, by written notice to Transferee prior to December 15, 1997. In the event that the Transferor receives the Limited Partner Consent as to some, but not all, of the Properties by such deadline, this Agreement shall terminate as to the non-approved properties, the consideration shall be reduced by the allocated consideration amount for such non-approved properties, and Transferor and Transferee shall close on the balance of the Properties as to which the Limited Partner consent has been obtained, under the terms and conditions set forth herein.

         (b) DEEMED APPROVAL OF CONDITIONS. In the event that any party having the right of cancellation hereunder based on failure of a Condition(s) Precedent set forth herein does not inform the other party and Title Company in writing of its disapproval of any Condition(s) Precedent prior to the Closing, such Condition(s) Precedent shall be deemed to have been satisfied, approved or waived, effective as of the Closing; provided that a party shall not be deemed to have waived any claim for breach of any representation or warranty by the other party unless such party has Actual Knowledge of such breach prior to Closing.

         (c) CLOSING OF RELATED TRANSACTIONS. The simultaneous closing of all of the Related Transactions with the Closing of this transaction is a condition precedent to both Transferor's and Transferee's obligations under this Agreement. This condition precedent is for the benefit of both Transferor and Transferee, and if it is not satisfied, then either party may terminate this Agreement by written notice to the other party and the Title Company, and the transaction shall not be consummated unless both parties in their sole discretion waive this condition precedent and elect to proceed with the transaction.

         (d) MUTUAL CONDITIONS PRECEDENT RE HUD APPROVAL. This Agreement is expressly conditioned upon preliminary approval by HUD of the transaction as set forth in HUD Form 92266, Application for Transfer of Physical Assets and supporting documents submitted to HUD. No transfer of any interest in the Property under this Agreement shall be effective prior to HUD approval. Buyer will not take possession of the Property nor assume benefits of the Property ownership prior to such approval by HUD. The Transferee, its heirs, executors, administrators or assigns, shall have no right upon any breach by Transferor hereunder to seek damages directly or indirectly, from the FHA Projects which are the partial subject to this Agreement, including any assets, rents, issues, or profits thereof, and Transferee shall have no right to effect a lien upon those Projects or the assets, rents, issues or profits thereof. Transferee agrees to use diligent efforts to secure HUD approval, and Transferor agrees provide full cooperation in such efforts.

         (e) TRANSFEROR'S CONDITIONS PRECEDENT. Transferor's Conditions Precedent as set forth below are precedent to Transferor's obligations to transfer the Property, and are intended solely for the benefit of Transferor. If any of the Transferor's Conditions Precedent is not satisfied, or if HUD approval as required by Section 5(d) hereof is not secured within the time provided herein, Transferor shall have the right in its sole discretion either to waive the Transferor's Condition Precedent and proceed with the transfer or terminate this Agreement by written notice to Transferee and the Title Company (and in the case of such termination by Transferor, Transferor shall have no further liability hereunder):

                  (i) RECEIPT OF EARNEST MONEY DEPOSIT. The Transferee shall have deposited the Earnest Money in escrow with the Title Company as herein provided.

                  (ii) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Transferee contained herein shall be true and correct as of the Closing Date as though made at and as of the Closing Date, and Transferee's covenants under this Agreement shall be satisfied as of the Closing Date (to the extent such covenants are to be satisfied as of the Closing Date)

                  (iii) LIMITED PARTNER CONSENT. Transferor shall have received the Limited Partner Consent to this transaction on or before December 15, 1997, subject to extension as provided above. In the event that the Transferor receives the Limited Partner Consent as to some, but not all, of the Properties by such deadline, this Agreement shall terminate as to the non-approved properties, the consideration shall be reduced by the allocated consideration amount for such non-approved properties, and Transferor and Transferee shall close on the balance of the Properties as to which the Limited Partner consent has been obtained, under the terms and conditions set forth herein.

                  (iv) HUD APPROVAL. HUD shall have given the approval required by Section 5(d) hereof on or before December 31, 1997, although Transferee shall have the right to extend this date to January 21, 1998, provided that Transferee is diligently proceeding with efforts to obtain such approval.

         (f) RETURN OF MATERIALS. Upon termination of this Agreement and the escrow for failure of a condition precedent, Transferee shall return to Transferor all materials provided by Transferor to Transferee pursuant to the Section entitled "Transferee's Due Diligence."

6. CLOSING AND ESCROW.

         (a) CLOSING DATE. The Closing shall be conducted through, and all items to be delivered shall be delivered to, the Title Company, on or before the Closing Date, which may be extended by mutual agreement of the parties hereto.

         (b) DEPOSIT OF AGREEMENT AND ESCROW INSTRUCTIONS. The parties shall promptly deposit a fully executed copy of this Agreement with Title Company and this Agreement shall serve as escrow instructions to Title Company for consummation of the transactions contemplated hereby. The parties agree to execute such additional escrow instructions as may be appropriate to enable Title Company to comply with the terms of this Agreement; provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control unless a contrary intent is expressly indicated in such supplementary instructions. Transferor and Transferee hereby designate Title Company as the Reporting Person for the transaction pursuant to Section 6045(e) of the Internal Revenue Code and the regulations promulgated thereunder.

(c) TRANSFEROR'S DELIVERIES TO ESCROW. At or before the Closing, Transferor shall deliver to Transferee the following, to the extent they have not already been delivered:

                  (i) the duly executed and acknowledged Deed for each Property;

                  (ii) a duly executed Assignment of Leases for each Property;

                  (iii) a duly executed Bill of Sale for each Property;

                  (iv) a duly executed Assignment of Contracts for each Property;

                  (v) an assignment in form and content reasonably acceptable to Transferor, Transferee and the Department of Housing and Urban Development of all reserves of Transferor held by or for the benefit of HUD in connection with the Loans;

                  (vi) a FIRPTA affidavit (in the form attached as Exhibit E) pursuant to Section 1445(b)(2) of the Internal Revenue Code of 1986, and on which Transferee is entitled to rely, that Transferor is not a foreign person within the meaning of
                  Section 1445(f)(3) of the Internal Revenue Code; and

                  (vii) a California Form 590 (or equivalent form for North Carolina) from Transferor certifying that Transferor has a permanent place of business in North Carolina and is qualified to do business in North Carolina; and

                  (viii) any other instruments, records or correspondence called for hereunder which have not previously been delivered.

(d)      TRANSFEROR'S DELIVERIES TO TRANSFEREE.

         (i) DELIVERIES AT CLOSING. At or before the Closing, Transferor shall deliver to Transferee the following, to the extent they have not already been delivered:

                  a) a Closing Certificate in the form attached hereto as Exhibit H;

                  b) operating statements for that portion of the current year ending at the end of the calendar month preceding the month in which the Closing Date occurs, certified in the manner specified in Addendum III;

                  c) a Rent Roll and Delinquency Report both dated as of the first day of the month in which the Closing Date occurs;

                  d) such original (or certified true copies of) resolutions, authorizations, bylaws or other corporate and/or partnership documents or agreements relating to Transferor as shall be reasonably required by Transferee and/or the Title Company;

                  e) an original signed notice in the form of Exhibit G attached hereto for each of the Tenants; and

                  f) all keys to the Property, which shall be personally delivered at the Property by a representative of Transferor to a representative of Transferee.

         (ii) DELIVERIES AFTER CLOSING. On the first business day following the Closing, Transferor shall deliver to Transferee the following, to the extent they have not already been delivered, and such delivery shall be made in the manner set forth in Addendum IV:

                  a) originals (to the extent available to Transferor, otherwise copies certified as true and correct) of the Contracts not previously delivered to Transferee;

                  b) originals (to the extent available to Transferor, otherwise copies certified as true and correct) of the Leases;

                  c) originals (to the extent available to Transferor, otherwise copies certified as true and correct) of any and all building permits and certificates of occupancy for the Real Property that are in the possession or control of Transferor and/or an affiliate of Transferor;

                  d) originals (to the extent available to Transferor, otherwise copies certified as true and correct) of all other matters described in Addendum III; and

                  e) any other instruments, records or correspondence called for hereunder which have not previously been delivered.

         (e) TRANSFEREE'S DELIVERIES TO TRANSFEROR. At or before the Closing, Transferee shall deliver or cause to be delivered to escrow the following:

                  (i) a duly executed Assignment of Leases for each Property;

                  (ii) a duly executed Assignment of Contracts for each Property;

                  (iii) any loan assumption documentation reasonably requested by a lender under the Assumed Loans, in form and content acceptable to Transferee and such Lender; and

                  (iv) the Cash.

         (f) DEPOSIT OF OTHER INSTRUMENTS. Transferor and Transferee shall each deposit such other instruments as are reasonably required by Title Company or otherwise required to close the escrow and consummate the transactions described herein in accordance with the terms hereof.

7. CLOSING ADJUSTMENTS AND PRORATIONS. With respect to each Property, the following adjustments shall be made, and the following procedures shall be followed:

         (a) BASIS OF PRORATIONS. All prorations shall be calculated as of 12:01 a.m. on the Closing Date, on the basis of a 365-day year.

         (b) ITEMS NOT TO BE PRORATED. There shall be no prorations or adjustments of any kind with respect to:

                  (i) INSURANCE PREMIUMS;

                  (ii) DELINQUENT RENTS FOR FULL MONTHS PRIOR TO THE MONTH IN WHICH THE CLOSING OCCURRED. Delinquent Rents for full months prior to the month in which the Closing occurred shall remain the property of Transferor, and Transferee shall have no claim thereto and no responsibility of any kind with respect thereto. Transferor may take all appropriate collection measures (including litigation if deemed by Transferor to be necessary or desirable), except that Transferor may not seek any remedy which would interfere with the

                  Tenant's continued occupancy and full use of its premises under such Tenant's Lease, or Transferee's rights to receive Rent with respect to any period beginning on the Closing Date.

                  (iii) ADDITIONAL RENTS RELATING TO FULL OR PARTIAL MONTHS PRIOR TO THE CLOSING DATE. If Additional Rents relating to full or partial months prior to the Closing Date are not finally adjusted between Transferor and any Tenant until after the Closing Date, then any refund to which any Tenant may be entitled shall be the obligation of Transferor, and any additional amounts due from the Tenant for such period shall be the property of Transferor. Transferee shall have no obligation with respect to any such refund due to any Tenant and no claim to any such amounts due from any Tenant. In seeking to collect any such amount due from any Tenant, Transferor may take all appropriate collection measures (including litigation if deemed by Transferor to be necessary or desirable), except that, in seeking to collect any such additional amounts due from any Tenant, Transferor may not seek any remedy which would interfere with the Tenant's continued occupancy and full use of its premises under such Tenant's Lease, or Transferee's rights to receive Rent with respect to any period beginning on the Closing Date. If Transferor receives any refund of expenses paid prior to the Closing and relating to a period prior to the Closing, and such expenses were reimbursed in whole or in part by any Tenant, Transferor shall refund to each Tenant its share of any such refund.

         (c) CLOSING ADJUSTMENTS. Prior to Closing, Transferor shall prepare for review, comment and agreement by Transferee a proration statement for each Property, substantially in the form attached hereto as Exhibit I, and each party shall be credited or charged at the Closing, in accordance with the following:

                  (i) RENTS. Transferor shall account to Transferee for any Rents actually collected by Transferor for the month in which the Closing occurs, and Transferee shall be credited for its prorata share based on the number of days remaining in the month following the Closing.

                  (ii) EXPENSES.

                           a) PREPAID EXPENSES. To the extent Expenses have been paid prior to the Closing Date for the period in which the Closing occurs, Transferor shall account to Transferee for such prepaid Expenses, and Transferor shall be credited for its pro rata share thereof for the period after the Closing Date.

                           b) UNPAID EXPENSES. To the extent Expenses relating to the period in which the Closing occurs are unpaid as of the Closing Date but are ascertainable (e.g., interest on the Loan), Transferee shall be credited for Transferor's pro rata share of such Expenses for the period prior to the Closing date. The amount to be credited to Transferee hereunder shall include the amount of any future payments due to any Tenant under such Tenant's Lease as reimbursement for tenant improvements or otherwise.

                           (c) PROPERTY TAXES. For purposes of this Subsection entitled "Expenses," the Title Company shall pro-rate property taxes based on the most recent available tax bills, or if the tax bills are not available, the most recent tax valuations and current tax rate.

                  (iii) SECURITY DEPOSITS. Transferor shall deliver to Transferee all prepaid rents, security deposits, non-refundable cleaning and other fees and deposits, letters of credit and other collateral given to Transferor or any of its affiliates or successors-in-interest under any of the Leases. Transferee shall assume all of Transferor's obligations with respect to the Security Deposits, shall agree to hold and administer the same in accordance with the terms of applicable North Carolina law, and shall indemnify and hold harmless Transferor from any and all liability respecting the same arising from and after the Closing Date. This undertaking and indemnity shall survive the Closing.

                  (iv) LEASES. Transferor shall also deliver to Transferee the amount of any prepaid income under any cable television or laundry lease or the like allocable to the period from and after the Closing Date. Transferee shall deliver to Transferor the amount of any income under any cable television, laundry lease or similar agreement attributable to the period prior to the Closing Date.

         (d) POST-CLOSING ADJUSTMENTS. After the Closing Date, Transferor and Transferee shall meet from time to time to discuss adjustments in accordance with the following, provided, however, that all post closing adjustments shall be completed on or before ninety days after the Closing Date (except for ad valorem taxes, which shall be finally adjusted promptly after receipt of the actual tax bills for the period in question;

                  (i) NON-DELINQUENT RENTS. If Transferee collects any non-delinquent Rents applicable to the month in which the Closing occurred, Transferor's pro rata share of such Rents shall be credited to Transferor.

                  (ii DELINQUENT RENTS FOR MONTH IN WHICH THE CLOSING OCCURRED. If Transferee collects from any Tenant Rents that were delinquent as of the Closing Date and that relate to the period in which the Closing occurred, then such Rents shall be applied in the following order of priority: First, to reimburse Transferee for all out-of-pocket third-party collection costs actually incurred by Transferee in collecting such Rents (including the portion thereof relating to the period after the Closing Date); second, to satisfy such Tenant's

                  Rent obligations relating to the period after the Closing Date; and third, to satisfy such delinquent Rent obligations relating to the period before the Closing Date. Transferor shall have no right to pursue the collection of the balance of such delinquent Rents.

                  (iii) EXPENSES. With respect to any invoice received by Transferee after the Closing Date for Expenses that relate to the period in which the Closing occurred, Transferee will either, at Transferee's option, (A) pay the entire amount of the invoice and either bill Transferor for Transferor's share, or offset Transferor's share against any prorated Rents due to Transferor under subsection(i) or (ii) above, or (B) compute Transferee's pro rata share, write a check for that amount in favor of the vendor, and then send the invoice and check to Transferor, in which case Transferor agrees that it will pay for its share (assuming the same is not reasonably disputed by Transferor) and forward the invoice and the two payments to the vendor. If the ad valorem property taxes respecting the Property for the calendar year in which the Closing occurs are prorated at Closing based upon the latest tax rate and assessment available at the Closing, and should such proration be inaccurate based on the actual ad valorem bill when received, either Transferor or Transferee, as applicable, shall be entitled to receive a payment from the other correcting such malapportionment.

                  (iv) SURVIVAL OF OBLIGATIONS. The obligations of Transferor and Transferee under the Subsection entitled "Post-Closing Adjustments" shall survive the Closing up to December 31, 1998.

         (e) ALLOCATION OF CLOSING COSTS. Closing costs shall be allocated as set forth below:

                  (i) Escrow charges: 100% to Transferee.
                  (ii) Recording fees: 100% to Transferee.
                  (iii) Title insurance premium: the premium for the Title Policy and any costs related to any endorsements requested by Transferee shall be paid by Transferee.
                  (iv) Transfer taxes: 100% to Transferor.
                  (v) Survey fees: 100% to Transferee.
                  (vi) Loan transfer fees, loan assumption fees and similar costs and fees relating to the Assumed Loans, as provided for in Section 3(a)(ii) above.
                  (vii) Prepayment penalties, yield maintenance and similar charges respecting the Non-Assumed Loans, as provided for in
                  Section 3(a)(iii) above.

8. TRANSFEROR'S REPRESENTATIONS AND WARRANTIES. Transferor hereby represents and warrants to Transferee the matters set forth on Addendum II, which is incorporated herein by this reference as though fully set forth herein. Transferee is entitled to rely on Transferor's representations and warranties notwithstanding Transferee's inspection and investigation of the Property.

9. TRANSFEREE'S REPRESENTATIONS AND WARRANTIES. Transferee hereby represents and warrants to Transferor as follows:

         (a) GPLP is a duly organized and validly existing limited partnership in good standing under the laws of the State of California, and GLB is a duly organized and validly existing corporation under the laws of the State of Maryland. This Agreement and all documents executed by Transferee which are to be delivered to Transferor at the Closing are or at the time of Closing will be duly authorized, executed and delivered by Transferee, and are or at the Closing will be legal, valid and binding obligations of Transferee, and do not and at the time of Closing will not violate any provisions of any agreement or judicial order to which Transferee is subject.

         (b) Transferee has made (or will make prior to the Closing Date) an independent investigation with regard to the Property and Transferee's intended use thereof, including without limitation, review and/or approval of matters disclosed by Transferor pursuant to this Agreement.

         (c) There is no litigation pending or, to Transferee's knowledge, threatened, against Transferee or any basis therefor that might materially and detrimentally affect the ability of Transferee to perform its obligations under this Agreement. Transferee shall notify Transferor promptly of any such litigation of which Transferee becomes aware.

         (d) All representations and warranties set forth herein shall be true as of the Effective Date and the Closing Date.

10. INDEMNIFICATION.

         (a) MUTUAL INDEMNIFICATION. Each party hereby agrees to indemnify the other party and defend and hold it harmless from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, reasonable attorneys fees, resulting from any misrepresentation or breach of warranty or breach of covenant made by such party in this Agreement or in any document, certificate, or Exhibit or Schedule given or delivered to the other pursuant to or in connection with this Agreement.

         (b) INDEMNIFICATION BY TRANSFEROR. Transferor agrees to indemnify Transferee and its partners and successors and assigns and defend and hold Transferee and its partners harmless from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, reasonable attorneys' fees, asserted against, incurred or suffered by Transferee resulting from or arising out of (i) any personal injury or property damage occurring in, on or under the

         Property during Transferor's ownership thereof, from any cause whatsoever other than as a consequence of the acts or omissions of Transferee, its agents, partners employees or contractors; and (ii) the failure of Transferor to perform any obligation under the Loan Documents to be performed by the borrower prior to the Closing Date (other than with respect to the Assumed Loans the obligation to obtain the Lender's Consent, if required, for the transfer of the Property contemplated herein).

         (c) INDEMNIFICATION BY TRANSFEREE. Transferee agrees to indemnify Transferor and its partners and successors and assigns and defend and hold Transferor and its partners harmless from any claims, losses, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, reasonable attorneys fees, asserted against, incurred or suffered by Transferor resulting from or arising out of (i) any personal injury or property damage first occurring in, on or under the Property during Transferee's ownership thereof, from any cause whatsoever other than as a consequence of the acts or omissions of Transferor, or its partners, agents, employees or contractors, and (ii) with regard to the Assumed Loans, the failure of Transferor to perform any obligation under the Loan Documents to be performed by the borrower after the Closing Date.

         (d) SURVIVAL OF INDEMNIFICATIONS. The indemnification provisions of this Section shall survive beyond the Closing, or, if the Closing does not occur pursuant to this Agreement, beyond any termination of this Agreement.

11. RISK OF LOSS.

         (a) NOTICE OF LOSS. If, prior to the Closing Date, any portion of the of the Property suffers a Minor or Major Loss, Transferor shall immediately notify Transferee of that fact, which notice shall include sufficient detail to apprise Transferee of the current status of the Property following such loss.

         (b) MINOR LOSS. Transferee's obligations hereunder shall not be affected by the occurrence of a Minor Loss, provided that: (i) upon the Closing, there shall be a credit against the Consideration equal to the amount of any insurance proceeds or condemnation awards collected by Transferor as a result of such Minor Loss, plus the amount of any insurance deductible, provided however, in the event any damage occasioned by a casualty shall have been repaired by the Transferor on or prior to the Closing, Transferor shall be entitled to retain all insurance proceeds payable in connection therewith; or (ii) insurance or condemnation proceeds available to Transferor are sufficient to cover the cost of restoration, the insurance carrier has admitted liability for the payment of such costs; and the applicable Loan is not accelerated or defaulted by reason of such casualty or condemnation. If the proceeds or awards have not been collected as of the Closing, then and provided that Transferor shall not have caused the damage occasioned by a casualty to have been repaired on or prior to the Closing, Transferor's right, title and interest to such proceeds or awards shall be assigned to Transferee.

         (c) MAJOR LOSS. In the event of a Major Loss, Transferee may, at its option to be exercised by written notice to Transferor within twenty
         (20) days of Transferor's notice to Transferee of the occurrence thereof, elect to either (i) terminate this Agreement as to the damaged or condemned Property (in which event the Consideration payable hereunder shall be reduced by the value of the damaged or condemned Property as shown on Schedule 10), or (ii) consummate the acquisition of the Property for the full Consideration, subject to the following. If Transferee elects to proceed with the acquisition of the Property, then the Closing shall be postponed to the later of the Closing Date or the date which is five (5) days after Transferee makes such election and, upon the Closing, Transferee shall be given a credit against the Consideration equal to the amount of any insurance proceeds or condemnation awards collected by Transferor as a result of such Major Loss, plus the amount of any insurance deductible. If the proceeds or awards have not been collected as of the Closing, then Transferor's right, title and interest to such proceeds or awards shall be assigned to Transferee, Transferee shall receive a credit against the Consideration due at Closing in the amount of any insurance deductible, and Transferor will cooperate with Transferee as reasonably requested by Transferee in the collection of such proceeds or award. If Transferee fails to give Transferor notice within such 20-day period, then Transferee will be deemed to have elected to terminate this Agreement as to the damaged or condemned Property.

12.      TRANSFEROR'S CONTINUED OPERATION OF THE PROPERTY

         (a) GENERAL. Except as otherwise contemplated or permitted by this Agreement or approved by Transferee in writing, from the Effective Date to the Closing Date, Transferor will operate, maintain, repair and lease the Property in a prudent manner, in the ordinary course of business, on an arm's-length basis, at current market rents (with such rent concessions as are customary in the market for similar properties), and consistent with its past practices (and without limiting the foregoing, Transferor shall, in the ordinary course, negotiate with prospective tenants and enter into leases of the Property, enforce leases in all material respects (except as is customary in the ordinary course of business) including eviction proceedings against all Tenants with delinquencies in excess of 60 days, pay all costs and expenses of the Property, including, without limitation, debt service, real estate taxes and assessments, maintain insurance and pay and perform obligations under the Loan Documents) and will not dispose of or encumber any of the Property, except for dispositions of personal property in the ordinary course of business. Between the Effective Date and the Closing, Transferor shall continue to undertake capital improvements with respect to the Property in the ordinary course of business.

         (b) ACTIONS REQUIRING TRANSFEREE'S CONSENT. Notwithstanding the above terms of this Section, Transferor shall not, without the prior written approval of Transferee, take any of the following actions:

                  (i) LEASES. Execute, renew or terminate any Lease except as is consistent with Transferor's past practices, or modify or waive any material term of any Lease, except as is consistent with Transferor's past practices;

                  (ii) CONTRACTS. Except as otherwise required under this Agreement, enter into, execute or terminate any operating agreement, reciprocal easement agreement, management agreement or any lease, contract, agreement or other commitment of any sort (including any contract for capital items or expenditures), with respect to the Property requiring payments to or by Transferor in excess of $5,000 per year, or the performance of services by Transferor the value of which exceeds $5,000 per year; or

                  (iii) LOAN DOCUMENTS. Waive or modify any material term under any Loan Document.

13. COOPERATION

         (a) BEFORE CLOSING. Transferor and Transferee shall cooperate and do all acts as may be reasonably required or requested by the other with regard to the fulfillment of any Condition Precedent or the consummation of the transactions contemplated hereby including execution of any documents, applications or permits. Transferor hereby irrevocably authorizes Transferee and its agents to make all inquiries of any third party, including any governmental authority, as Transferee may reasonably require to complete its due diligence.

         (b) AFTER CLOSING. Prior to the liquidation of the various partnerships comprising Transferor, Transferor will give Transferee timely and complete access to the historical financial and property records of Transferor relating to its acquisition, ownership and operation of the Property, and Transferor agrees that it will not destroy any of the records during any such period of time without the prior written consent of Transferee. During the first year after the Closing, Transferor will provide to Transferee on a timely and complete basis such historical financial information with respect to the acquisition, ownership and operation of the Property as Transferee may reasonably request in connection with any reports which GLB is required to file with the Securities & Exchange Commission or the New York Stock Exchange.

14. NON-CONSUMMATION OF THE TRANSACTION. If the transaction is not consummated on or before the Closing Date, the following provisions shall apply:

         (a) NO DEFAULT. If the transaction is not consummated for a reason other than a default by one of the parties, then Title Company and each party shall return to the depositor thereof the Earnest Money and all other funds and items which were deposited hereunder. Any return of funds or other items by the Title Company or any party as provided herein shall not relieve either party of any liability it may have for its wrongful failure to close. This provisions shall apply to terminations for the following reasons, without intending to limit its application to such reasons: (I) failure to obtain HUD approval within the time frames set forth herein, (ii) failure of Transferor to obtain the Limited Partner Consent, and (iii) termination of this Agreement by Transferee prior to the Approval Date.

         (b) DEFAULT BY TRANSFEROR. If the transaction is not consummated as a result of a default by Transferor, then Transferee may either (i) terminate this Agreement by delivery of notice of termination to Transferor, whereupon (A) the Earnest Money plus interest accrued thereon shall be immediately returned to Transferee, and (B) Transferor shall pay to Transferee any out of pocket title, escrow, legal and inspection fees actually and reasonably incurred by Transferee in connection with the performance of its review under the Section entitled "Transferee's Due Diligence" (including, environmental and engineering consultants' fees and expenses), in which case neither party shall have any further rights or obligations hereunder, and provided further that Transferor's duty to reimburse legal fees shall be capped at $50,000; or (ii) continue this Agreement pending Transferee's action for specific performance.

         (c) DEFAULT BY TRANSFEREE. If the Closing does not occur as a result of a default by Transferee, then (i) Transferee shall pay all escrow cancellation charges, (ii) Title Company shall deliver the Earnest Money and all interest accrued thereonto Transferor as its full and complete liquidated damages and its sole and exclusive remedy for Transferee's default. If the transaction is not consummated because of a default by Transferee, the Earnest Money together with the interest accrued thereon shall be paid to and retained by Transferor as liquidated damages. THE PARTIES HAVE AGREED THAT TRANSFEROR'S ACTUAL DAMAGES, IN THE EVENT OF A DEFAULT BY TRANSFEREE, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. THEREFORE, BY PLACING THEIR INITIALS BELOW, THE PARTIES ACKNOWLEDGE THAT THE EARNEST MONEY AND ALL ACCRUED INTEREST THEREON HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES' REASONABLE ESTIMATE OF TRANSFEROR'S DAMAGES AND AS TRANSFEROR'S EXCLUSIVE REMEDY AGAINST TRANSFEREE, AT LAW OR IN EQUITY, IN THE EVENT OF A DEFAULT UNDER THIS AGREEMENT ON THE PART OF TRANSFEREE.

                   INITIALS: Transferor [???] Transferee [???]

15. MISCELLANEOUS

         (a) DISCLOSURE OF TRANSACTION. Neither party shall publicly announce or discuss the execution of this Agreement or the transaction contemplated hereby except in accordance with the following. Transferor shall not publicly announce or discuss the execution of this Agreement or the transaction contemplated hereby unless: (i) the information disseminated by Transferor is required in connection with disclosure to its investor limited partners by the Securities and Exchange Commission, any state securities laws or is reasonably necessary in the opinion of counsel to the Transferor in order to permit limited partner investors to make an informed decision whether or not to approve the sale contemplated hereby; or (ii) Transferor has obtained the prior written consent of Transferee, which shall not be unreasonably withheld. Transferee shall not publicly announce or discuss the execution of this Agreement or the transaction contemplated hereby unless: (i) the information disseminated by Transferee is limited to the name of the Transferor; a general description of the Property including size, type and location; the amount and nature of the Consideration; and Transferee's anticipated yield from the acquisition of the Property; or (ii) Transferee has obtained the prior written consent of Transferor, which shall not be unreasonably withheld.

         (b) POSSESSION. Possession of the Property shall be delivered to Transferee upon he Closing.

         (c) NOTICES. Any notice, consent or approval required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given upon (i) hand delivery, (ii) one (1) day after being deposited with Federal Express, DHL Worldwide Express or another reliable courier service guaranteeing overnight delivery, (iii) on the day transmitted if transmitted by facsimile telecopy provided there is electronic confirmation of any facsimile telecopy transmission and such transmission is followed by another permitted method or (iii) five (5) days after being deposited in the United States mail, registered or certified mail, postage prepaid, return receipt required, and addressed as indicated below, or such other address as either party may from time to time specify in writing to the other.

         IF TO TRANSFEREE:                           IF TO TRANSFEROR:
         Glenborough Realty Trust Incorporated       Marion Bass Companies
         400 South El Camino Real, 11th Floor        4000 Park Road
         San Mateo, CA  94402-1708                   Charlotte, NC 28209
         Attention: Mr. Stephen Saul                 Attention: Mr. Marion Bass

         WITH A COPY TO:                             WITH A COPY TO:
         Glenborough Realty Trust Incorporated               Kennedy Covington et.al.
         400 South El Camino Real, 11th Floor                100 North Tryon Street, Suite 4200
         San Mateo, CA  94402-1708                           Charlotte, North Carolina 28202 Attention:
         Mr. G. Lee Burns, Jr.                               Attention: Glen B. Hardymon

         (d) BROKERS AND FINDERS. Transferee has agreed to pay to Koll and Company a brokerage fee pursuant to a separate agreement. Except as set forth in the preceding sentence, neither party has had any contact or dealings regarding the Property, or any communication in connection with the subject matter of this transaction through any real estate broker or other person who can claim a right to a commission or finder's fee in connection with the transfer contemplated herein. In the event that any broker or finder perfects a claim for a commission or finder's fee based upon any such contact, dealings or communication, the party through whom the broker or finder makes its claim shall be responsible for said commission or fee and shall indemnify and hold harmless the other party from and against all liabilities, losses, costs and expenses (including reasonable attorneys' fees) arising in connection with such claim for a commission or finder's fee. The provisions of this Subsection shall survive the Closing.

         (e) LIABILITY OF TRANSFEROR. Transferee acknowledges that the various entities comprising Transferor hold interests in the Properties as shown on Schedule 1. Each entity comprising Transferor is executing this Agreement solely as owner of its interest in the Property as shown on Schedule 1. Transferee agrees that no partnership comprising Transferor shall be liable for any representations, warranties or covenants relating to any Property that it does not have an interest in, and that no partnership shall be jointly and severally liable with another for any liability or obligation created herein except as to jointly owned Property.

         (f) SUCCESSORS AND ASSIGNS. Subject to the following, this Agreement shall be binding upon, and inure to the benefit of, the parties and their respective successors, heirs, administrators and assigns. Transferee shall have the right, with notice to Transferor (but without the necessity of Transferor's consent), to assign all or a portion of its right, title and interest in and to this Agreement to one or more assignees at any time before the Closing Date; provided, however that such assignee(s) shall assume all obligations of Transferee, and such assignment and assumption shall not release Transferee from any obligation hereunder. Transferor shall not have the right to assign its interest in this Agreement.

         In the event Transferee assigns its rights to acquire one or more (but not all) of the Property, the assignee shall succeed and be entitled to rely on the representations, warranties and indemnities of the Transferor contained herein as relate to the properties that are to be acquired by the assignee. Transferor shall cooperate with Transferee and the assignee to permit the assignee to perform its own due diligence inspections (relating solely to the properties that it will acquire) during the Due Diligence Period, in the same fashion as is permitted of Transferee hereunder. Notwithstanding any assignment of Transferee's rights to acquire less than all of the Property, Transferee shall not be relieved of any of its liabilities and obligations hereunder including, without limitation, Transferee's responsibility for payment of any assumption fees and/or prepayment penalties pursuant to Sections 3(a)(ii) and 7(e)(vi) and (vii). Transferor acknowledges and agrees that any assignee will have to obtain HUD approval with regard to its acquisition of any property encumbered by a HUD loan that is to be assumed hereunder. If all other conditions to Closing are satisfied except HUD approval for the assignee as to the property that it will acquire, Transferor and Transferee shall close escrow on all of the Property to be acquired by Transferor, and the Closing Date for the property to be acquired by the assignee shall be extended to the date that is ten (10) days after receipt of HUD approval by assignee, provided however, that if such Closing relating to the properties to be acquired by the assignee does not take place by January 31, 1998 despite the good faith efforts of the assignee to obtain such approvals, or in the event such assignee fails to close the purchase of such properties in accordance with the terms of this Agreement for any reason other than a default by Transferor, then in such event Transferee shall acquire such properties pursuant to the terms of this Contract not later than January 31, 1998.

         (g) AMENDMENTS. Except as otherwise provided herein, this Agreement may be amended or modified only by a written instrument executed by Transferor and Transferee.

         (h) GOVERNING LAW. This Agreement has been negotiated and executed in North Carolina and the substantive laws of the State of North Carolina, without reference to its conflict of laws provisions, will govern the validity, construction, and enforcement of this Agreement.

         (i) MERGER OF PRIOR AGREEMENTS. This Agreement and the Addenda, Exhibits and Schedules hereto constitute the entire agreement between the parties and supersede all prior agreements and understandings between the parties relating to the subject matter hereof.

         (j) ARBITRATION OF DISPUTES. Any controversy, claim , counterclaim, or disputes between or among the parties hereto arising out of or relating to the interpretation, application, breach or enforcement of this Agreement or any related agreements or instruments ("Subject Documents") ("Dispute"), shall, at the option of any party, and at that party's expense, be submitted to mediation, using either the American Arbitration Association (AAA) or Judicial Arbitration and Mediation Services, Inc. (JAMS). If mediation is not used, or if it is used and it fails to resolve the Dispute within 30 days from the date AAA or JAMS is engaged, then the Dispute shall be determined by binding arbitration in accordance with the Commercial Arbitration Rules of AAA and Title 9 of the U.S. Code (except as specifically set forth herein), notwithstanding any other choice of law provision(s) herein or in the Subject Documents. Any controversy concerning whether a Dispute is arbitrable shall be determined by the arbitrator(s). The parties agree that related arbitration proceedings may be consolidated. The arbitrator shall prepare written reasons for the award. The parties hereto agree that the arbitrator shall be empowered to grant equitable, as well as legal, relief, including, without limitation, the power to compel specific performance of this Agreement. The parties further consent that the initiation of mediation and/or arbitration pursuant to these provisions shall constitute an action or the equivalent for purposes of determining a party's right to file a lis pendens in the official records of the jurisdiction where the Property is/are located. The parties consent that judgment on the award rendered may be entered in any state court sitting in North Carolina.

                  All mediation and/or arbitration proceedings conducted pursuant to this Section shall be administered by the Office of the American Arbitration Association in Charlotte, North Carolina (or if such office ceases to exist as of the time arbitration is demanded, the AAA offices geographically closest to Charlotte, North Carolina) and all hearings shall be held in Charlotte, North Carolina. Arbitration proceedings shall be conducted in accordance with the Commercial Arbitration Rules of the AAA in force as of the date demand for arbitration is made with the following exceptions if in conflict:

                  If within fifteen (15) days after demand for arbitration is made, the parties thereto are able to agree upon the appointment of a single person as arbitrator, the person so agreed upon shall be appointed as the sole arbitrator and notice of such appointment shall be given to the AAA by the parties thereto;

                  In the event the parties are unable to agree upon the appointment of a single arbitrator the, within fifteen (15) days of the date demand for arbitration is made, each party shall appoint one (1) member of an arbitration panel (each such member being referred to herein as a "Party Appointed Arbitrator") and within thirty (30) days of the date for demand of arbitration is made such Party Appointed Arbitrators shall appoint a third arbitrator who shall serve as the Chair of the Arbitration Panel. In the event that there are more than one Transferor that is a party to such arbitration, all of the Transferors shall agree upon a single Party Appointed Arbitrator. In the event that a party fails or neglects to appoint such party's Party Appointed Arbitrator within the time period set forth in this subsection, such party shall be deemed to have consented to the election of the other party's Party Appointed Arbitrator as the sole arbitrator for the arbitration proceeding;

                  If there is a single arbitrator the decisions and awards of such arbitrator shall be binding on the parties. In the even a panel of arbitrators is constituted, the decision and awards of a majority of the arbitrators on the panel shall be binding. As herein used the term "arbitrator" refers to either a single arbitrator or an arbitration panel as the case may be.

                  During the pendency of any arbitration proceedings the costs and fees of the proceeding (other than attorneys' fees incurred by each of the parties in connection with the proceeding which shall be the independent responsibility of such party) shall be shared equally by the parties, unless otherwise allocated by the arbitrator. However, as part of the final award or any interim award agreed to by the parties or found by the arbitrator to be final for confirmation and enforcement purposes, the prevailing party shall be entitled to recover costs and fees of the arbitration proceeding, including reasonable attorneys' fees and costs.

                  The discovery provisions of the North Carolina Rules of Civil Procedure in effect as of the date demand for arbitration is made shall govern the conduct for discovery in any arbitration proceeding commenced hereunder.

         NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION DECIDED BY NEUTRAL ARBITRATION AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER AUTHORITY OF NORTH CAROLINA LAW. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY. WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION TO NEUTRAL ARBITRATION.

                                ????         ????
                            ------------ ------------
                             Transferor   Transferee

         (k) ENFORCEMENT. If either party fails to perform any of its obligations under this Agreement or if a dispute arises between the parties concerning the meaning or interpretation of any provision of this Agreement, then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, arbitration or court costs and reasonable attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.

         (l) TIME OF THE ESSENCE. Time is of the essence of this Agreement.

         (m) SEVERABILITY. If any provision of this Agreement. or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

         (n) MARKETING. Transferor agrees not to market or show the Property to any other prospective purchasers during the term of this Agreement.

         (o) CONFIDENTIALITY. Transferee and Transferor shall each maintain as confidential any and all material or information about the other or, in the case of Transferee and its agents, employees, consultants and contractors, about the Property, and shall not disclose such information to any third party, except, in the case of information about the Property and Transferor, to Transferee's investment bankers, lender or prospective lenders, insurance and reinsurance firms, attorneys, environmental assessment and remediation service firms and consultants, as may be reasonably required for the consummation of the transaction contemplated hereunder and/or as required by law.

         (p) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         (q) ADDENDA, EXHIBITS AND SCHEDULES. All addenda, exhibits and schedules referred to herein are, unless otherwise indicated, incorporate herein by this reference as though set forth herein in full.

         (r) CONSTRUCTION. Headings at the beginning of each section and subsection are solely for the convenience of the parties and are not a part of the Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and the masculine shall include the feminine and vice versa. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. In the event the date on which Transferor or Transferee is required to take any action under the terms of this Agreement is not a business day, the action shall be taken on the next succeeding business day.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.


SIGNATURES BEGIN ON NEXT PAGE

TRANSFEROR

Eagleseries II/ Sharonridge,                                  Sharonridge II Associates,
a North Carolina limited partnership                          a North Carolina limited partnership

By:  Marion Bass Real Estate Group, Inc.,            By:  Marion Bass Real Estate Group,  Inc.
         a North Carolina corporation,                        a North Carolina corporation
         its General Partner                                           its General Partner

         By /s/ Marion F. Bass                       By:  /s/ Marion F. Bass
            --------------------                          --------------------
         its President                               its:    President
             -------------------                          --------------------

Date:    11-10, 1997                                 Date: 11-10, 1997
         -----------                                       -----------

Equitysource 83/Wendover Glen,                       Equitysource 84/The Oaks,
a North Carolina limited partnership                          a North Carolina limited partnership

By:  Marion Bass Real Estate Group, Inc.,            By:  Marion Bass Real Estate Group,  Inc.
         a North Carolina corporation,                        a North Carolina corporation
         its General Partner                                           its General Partner

         By /s/ Marion F. Bass                       By:  /s/ Marion F. Bass
            --------------------                          --------------------
         its President                               its:    President
             -------------------                          --------------------

Date:    11-10, 1997                                 Date: 11-10, 1997
         -----------                                       -----------

Equitysource 85/Farmhurst Landing   ,                Equitysource 86/Courtyard,
a North Carolina limited partnership                          a North Carolina limited partnership

By:  Marion Bass Real Estate Group, Inc.,            By:  Marion Bass Real Estate Group,  Inc.
         a North Carolina corporation,                        a North Carolina corporation
         its General Partner                                           its General Partner

         By /s/ Marion F. Bass                       By:  /s/ Marion F. Bass
            --------------------                          --------------------
         its President                               its:    President
             -------------------                          --------------------

Date:    11-10, 1997                                 Date: 11-10, 1997
         -----------                                       -----------



                                       25


Bass Real Estate Fund II,                            Bass Real Estate Fund 84,
a North Carolina limited partnership                          a North Carolina limited partnership

By:  Marion Bass Real Estate Group, Inc.,            By:  Marion Bass Real Estate Group,  Inc.
         a North Carolina corporation,                        a North Carolina corporation
         its General Partner                                           its General Partner

         By /s/ Marion F. Bass                       By:  /s/ Marion F. Bass
            --------------------                          --------------------
         its President                               its:    President
             -------------------                          --------------------

Date:    11-10, 1997                                 Date: 11-10, 1997
         -----------                                       -----------



Bass Income Plus Fund,                               Bass Real Estate Fund III
a North Carolina limited partnership                          a North Carolina limited partnership

By:  Marion Bass Real Estate Group, Inc.,            By:  Marion Bass Real Estate Group,  Inc.
         a North Carolina corporation,                        a North Carolina corporation
         its General Partner                                           its General Partner

         By /s/ Marion F. Bass                       By:  /s/ Marion F. Bass
            --------------------                          --------------------
         its President                               its:    President
             -------------------                          --------------------

Date:    11-10, 1997                                 Date: 11-10, 1997
         -----------                                       -----------


TRANSFEREE

Glenborough Realty Trust Incorporated
a Maryland corporation

By       /s/ Illegible Signature
         ------------------------

Glenborough Properties, L.P.
a California limited partnership

By       Glenborough Realty Trust Incorporated
         a Maryland corporation
         its General Partner


         By       /s/ Illegible Signature
                  ------------------------

Date:    11-13, 1997
         -----------

Agreement of Title Company

         The undersigned executes this Agreement for the purposes of acknowledging its agreement to serve as escrow agent in accordance with the terms of this Agreement and to acknowledge receipt of the Earnest Money from the Transferee.

First American Title Insurance Company

By:      _________________________

Its:     _________________________

Date:    _________________________

                                   ADDENDUM I

                                   DEFINITIONS


Terms used in this Agreement shall have the meanings set forth below:

1. ACTUAL KNOWLEDGE OF TRANSFEREE (OR TRANSFEREE'S ACTUAL KNOWLEDGE). The knowledge of any Responsible Individual of Transferee, after reasonable inquiry.

2. ACTUAL KNOWLEDGE OF TRANSFEROR (OR TRANSFEROR'S ACTUAL KNOWLEDGE). The knowledge of any Responsible Individual of Transferor, after reasonable inquiry.

3. ADDITIONAL RENTS. All amounts, other than Fixed Rents, due from any Tenant under any Lease, including without limitation percentage rents, escalation charges for real estate taxes, parking charges, marketing fund charges, reimbursement of operating expenses or common area expenses, maintenance escalation rents or charges, cost-of-living increases or other charges of a similar nature, if any, and any additional charges and expenses payable under any Lease.

4. AGREEMENT. This Agreement between Transferor and Transferee, including all Addenda, Schedules and Exhibits attached hereto and incorporated herein by reference.

5.       APPROVAL DATE. The end of the Due Diligence Period.

6. ASSIGNMENT OF CONTRACTS. An Assignment and Assumption of Service Contracts, Guaranties and Warranties and Other Intangible Property in the form of Exhibit D attached hereto.

7. ASSIGNMENT OF LEASES. An Assignment and Assumption of Leases in the form of Exhibit B attached hereto.

8. BILL OF SALE. A Warranty Bill of Sale in the form of Exhibit C attached hereto.

9. CASH. Immediately available funds to be paid by Transferee at the Closing, as provided in the Section entitled "Consideration".

10. CLOSING. The delivery of the Deed and the other documents required to be delivered hereunder and the payment of the Consideration.

11. CLOSING DATE. The later of (i) November 30, 1997 or (ii) the first Tuesday that is five days after receipt of the Limited Partner Consent, or (iii) within ten (10) days of receipt of approval from HUD to transfer the Property encumbered by the Assumed Loans to the Transferee, provided, however, that if the Limited Partner Consent and the HUD




                                 ADDENDUM I - 1

         Loan Assumption approvals have not been obtained by January 31, 1998 despite the good faith cooperation of Transferee in such efforts, Transferee shall have the right to terminate this Agreement and obtain the return of the Earnest Money Deposit, and all accrued interest.

12. CONDITIONS PRECEDENT. Collectively, the Transferor's Conditions Precedent and the Transferee's Conditions Precedent.

13. CONSIDERATION. The total consideration to be paid by Transferee to Transferee as described in the Section entitled "Consideration," which is allocated in the manner indicated on Schedule 10.

14. CONTRACTS. The service contracts, construction contracts for work in progress, any warranties thereunder, management contracts, unrecorded reciprocal easement agreements, operating agreements, maintenance agreements, franchise agreements and other similar agreements relating to the Property as listed on Schedule 5 attached hereto.

15. CREDITORS' RIGHTS LAWS. All bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally, as well as general equitable principles whether or not the enforcement thereof is considered to be a proceeding at law or in equity.

16.      DEED. A special warranty deed in the form attached hereto as Exhibit A.

17. DELINQUENCY REPORT. A report substantially in the form attached hereto as Schedule 9 setting forth the name of each Tenant as to which a delinquency exists as to the payment of Rent, and specifying the amount of each such delinquency, the period of time during which each such delinquency has been outstanding, and whether collection of such delinquency has been referred to a collection agency or legal counsel.

18. DELIVERY DATE. The date of any writing signed by the parties indicating that Transferor has delivered all of the Due Diligence Materials as required by the Section entitled "Transferee's Due Diligence."

19.      DUE DILIGENCE MATERIALS. The materials described in Addendum III.

20. DUE DILIGENCE PERIOD. A period of time commencing upon the Effective Date, and expiring thirty (30) days from the Effective Date.

21. EARNEST MONEY. An earnest money deposit paid by Transferee pursuant to the Section entitled "Consideration", in the amount of $1,500,000.

22. EFFECTIVE DATE. The date this Agreement is signed by Transferor or Transferee, whichever signs last.



                                 ADDENDUM I - 2

23. ENVIRONMENTAL LAWS. All federal, state, local or administrative agency ordinances, laws, rules, regulations, orders or requirements relating to Hazardous Materials.

24. ENVIRONMENTAL REPORTS. All environmental reports and investigations relating to the Property which are readily available to Transferor, which are listed on Schedule 7 attached hereto.

25. EXPENSES. All operating expenses normal to the operation and maintenance of the Property, including without limitation real property taxes and assessments; current installments of any improvement bonds or assessments which are a lien on the Property or which are pending and may become a lien on the Property; water, sewer and utility charges; amounts payable under any Contract for any period in which the Closing occurs; permits, licenses and inspection fees; and interest on the Loan.

26.      FIXED RENTS. The fixed periodic rental payments under any Lease.

27. GENERAL INTANGIBLES. All general intangibles relating to design, development, operation, management and use of the Real Property; all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations, licenses and consents obtained from any governmental authority or other person in connection with the development, use, operation or management of the Real Property (to the extent the same are assignable; all soil tests, engineering reports, appraisals, architectural drawings, plans and specifications relating to all or any portion of the Real Property (to the extent the same are assignable), and all payment and performance bonds or warranties or guarantees relating to the Real Property; and all of Transferor's right, title and interest in and to any and all of the following to the extent assignable: trademarks, service marks, logos or other source and business identifiers, trademark registration and applications for registration used at or relating to the Real Property and any written agreement granting to Transferor any right to use any trademark or trademark registration at or in connection with the Real Property.

28.      GLB. Glenborough Realty Trust Incorporated, a Maryland corporation.

29.      GPLP. Glenborough Properties, L.P., a California limited partnership.

30. HAZARDOUS MATERIALS. Hazardous or toxic materials, substances or wastes, or other materials injurious to human health or the environment.

31. IMPROVEMENTS. All buildings, parking lots, signs, walks and walkways, fixtures and equipment and all other improvements located at or on or affixed to the Land to the full extent that such items are owned by Transferor and constitute realty under the laws of the state in which the Land is located.

                                 ADDENDUM I - 3

32. LAND. The land described in Schedule 1 attached hereto, together with all appurtenances thereto, including without limitation easements and mineral and water rights.

33. LAWS. All restrictive covenants, building codes, environmental, zoning and land use laws, and other local, state and federal laws and regulations applicable to the Property.

34. LEASES. The leases listed in the Rent Roll, together with any leases approved or deemed approved by Transferee pursuant to the Section entitled "Transferor's Continued Operation of the Property."

35. LEASE RIGHTS. All of Transferor's right, title and interest in and to the Leases and any and all guarantees of the Leases.

36. LIMITED PARTNER CONSENT. The approval of this Transaction by the limited partners of the partnerships comprising Transferor to the extent required by law and/or pursuant to the organizational documents of such partnerships.

37. LOAN. The mortgage loan or loans described on Schedule 11 attached hereto.

38. LOAN DOCUMENTS. All notes or other evidence of indebtedness, loan agreements, mortgages, guaranty agreements, and any and all other documents entered into by Transferor and all amendments. modifications and supplements thereto relating to the Loan.

39. MAJOR LOSS is defined as any damage or destruction to, or condemnation of, any Real Property as to which the cost to repair, or the value of the portion taken, as the case may be, exceeds 1% of the Consideration.

40. MATERIAL DAMAGE. Damage in excess of $50,000 suffered by Transferee as a result of any inaccuracy in or breach of any representation or warranty or covenants (on a cumulative basis and not per occurrence) by Transferor hereunder.

41. MINOR LOSS is defined as any such damage, destruction or condemnation that is not a Major Loss.

42. OTHER INTERESTS. To the extent assignable, any and all assets, rights, claims, interests or other things of value which are to be conveyed by Transferor to Transferee hereunder (other than the Real Property, the Contracts, the General Intangibles, the Lease Rights and the Personal Property), as set forth on Schedule 6.

43. PERMITTED EXCEPTIONS. The Leases and the exceptions to title set forth on Schedule 2 hereto.



                                 ADDENDUM I - 4

44. PERSONAL PROPERTY. All of Transferor's right, title and interest in and to the personal property and any interest therein owned by Transferor or held directly for the benefit of Transferor, if any, located on the Real Property and used in the operation or maintenance of the Real Property, as set forth on Schedule 4. All descriptions of equipment listed in Schedule 4 shall include serial number (if any) and make.
         Schedule 4 shall also list all licensed software and any personal computer based security system.

45. PROPERTY. The Real Property, together with the Leases, the Personal Property, the General Intangibles, the Contracts, and the Other Interests.

46.      REAL PROPERTY. The Land and Improvements.

47. RELATED TRANSACTIONS. The transactions contemplated by the agreements described on Schedule 12 attached hereto.

48. RENT ROLL. The list of each of the Leases as of the date of this Agreement, attached hereto as Schedule 8 setting forth for each Lease: the name of the Tenant, the number of unit occupied by the tenant, commencement and expiration dates, the amount of the monthly Fixed Rental payment, a description of any Additional Rent provisions, any extension or renewal options and the amount of rent applicable thereto, the amount of any security deposit or prepaid rent, the amount and due date of any payments due to such Tenant in the future as reimbursement for costs of tenant improvements or for any other purpose, and any early termination or cancellation rights.

49.      RENTS. Fixed Rents and Additional Rents.

50.      REQUIRED ENDORSEMENTS. The title insurance endorsements listed on
         Schedule 3, together with such other endorsements as Transferee has reasonably requested prior to the Approval Date.

51. RESPONSIBLE INDIVIDUALS. (i) with respect to Transferee: Andrew Batinovich and Steve Saul, and (ii) with respect to Transferor: Mr. Marion Bass.

52. SERVICE CONTRACTS. All Contracts involving ongoing services and periodic payment therefor, as distinguished from franchise agreements, easements, guarantees, warranties and the like.

53.      TENANT(S). Each and all tenants as listed on the Rent Roll.

54. TITLE COMPANY. First American Title Insurance Company, whose address is:345 California Street, 24th Floor, San Francisco, California 94104.

55. TITLE POLICY. A policy of extended coverage American Land Title Association Policy of Owner's Title Insurance (Form B, rev. 10/17/70), including the Required Endorsements,


                                 ADDENDUM I - 5
         issued by Title Company in the amount of the Consideration, showing title vested in Transferee subject only to the Permitted Exceptions.

56.      TRANSFEREE (collectively if more than one). GLB and GPLP.

57. TRANSFEREE'S CONDITIONS PRECEDENT. Conditions precedent to Transferee's obligation to consummate this transaction, as set forth in the Section entitled "Conditions to Closing."

58. TRANSFEROR. Eagleseries II/Sharonridge, Sharonridge II Associates, Equitysource 83/Wendover Glen, Equitysource 84/The Oaks, Equitysource 85/Farmhurst Landing, Equitysource 86/Courtyard, Bass Real Estate Fund II, Bass Real Estate Fund 84, Bass Income Plus Fund and Bass Real Estate Fund III, all North Carolina limited partnerships.

59. TRANSFEROR'S CONDITIONS PRECEDENT. Conditions precedent to Transferor's obligations to consummate this Transaction, as set forth in the Section entitled "Conditions to Closing."




                                 ADDENDUM I - 6

                                   ADDENDUM II

                   TRANSFEROR'S REPRESENTATIONS AND WARRANTIES

                              MARION BASS PORTFOLIO

Transferor hereby represents and warrants to Transferee as follows:

A. ORGANIZATION AND AUTHORIZATION.

1. Transferor is composed of the limited partnerships listed in Addendum I, each duly organized, validly existing and in good standing under the laws of the State of North Carolina, and is qualified to do business in the State of North Carolina.

2. Subject to Limited Partner Consent, Transferor has full partnership power and authority to execute and deliver this Agreement and to perform all of the terms and conditions hereof to be performed by Transferor and to consummate the transactions contemplated hereby. This Agreement and all documents executed by Transferor which are to be delivered to Transferee at Closing have been duly executed and delivered by Transferor and are or at the time of Closing will be the legal, valid and binding obligation of Transferor and is enforceable against Transferor in accordance with its terms, except as the enforcement thereof may be limited by applicable Creditors' Rights Laws. Transferor is not presently subject to any bankruptcy, insolvency, reorganization, moratorium, or similar proceeding.

3. Subject to receipt of the Limited Partner Consent, the individuals executing this Agreement and the instruments referenced herein on behalf of Transferor and its constituent entities, if any, have the legal power, right and actual authority to bind Transferor to the terms and conditions hereof and thereof.

4. Subject to receipt of the Limited Partner Consent, neither the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, nor the compliance with the terms and conditions hereof will (a) violate or conflict, in any material respect, with any provision of Transferor's organizational documents or any statute, regulation or rule, or, to Transferor's Actual Knowledge, any injunction, judgment. order, decree, ruling, charge or other restrictions of any government, governmental agency or court to which Transferor is subject, and which violation or conflict would have a material adverse effect on the ownership and operation of the Property, or (b) result in any material breach or the termination of any lease, agreement or other instrument or obligation to which Transferor is a party or by which any of the Property may be subject, or cause a lien or other encumbrance to attach to any of the Property, other than any due-on-sale provisions under the Loan. Transferor is not a party to any contract or subject to any other legal restriction that would prevent fulfillment by Transferor or all of the terms and conditions of this




                                ADDENDUM II - 1

         Agreement or compliance with any of the obligations under it, other than any due-on-sale provisions in the Loan Documents.

         5. To Transferee's Actual Knowledge, all material consents required from any governmental authority or third party in connection with the execution and delivery of this Agreement by Transferor or the consummation by Transferor of the transactions contemplated hereby have been made or obtained or shall have been made or obtained by the Closing Date. Complete and correct copies of all such consents shall be delivered to Transferee.

B. TITLE MATTERS

         1. Transferor has fee simple title to the Real Property, subject only to the Permitted Exceptions.

         2. There are no adverse or other parties in possession of the Property, or any part thereof, except Transferor and Tenants. Except as set forth on Schedule II.B.2, no party has been granted any license, lease, or other right relating to the use or possession of the Property or any part thereof, except Tenants.

         3. Other than the rights of Tenants, as tenants only, under the Leases, Transferor has not entered into any purchase contracts, options or other agreements of any kind, written or oral, recorded or unrecorded, whereby any person or entity other than Transferee will have acquired or will have any basis to assert any right, title or interest in, or right to possession, use, enjoyment or proceeds of, all or any portion of the Property. None of the Leases contains any rights to purchase, rights of first offer to purchase, or first refusal to purchase the Property.

C. PROPERTY CONDITION, USE AND COMPLIANCE

         1. NO MATERIAL DEFECTS. Except as set forth on Schedule II.C.1., to Transferor's Actual Knowledge, there are no material defects with respect to the Property, including, without limitation, no material defects in the structural and load-bearing components of the Improvements, the roof(s), the parking lot(s), the plumbing, heating, air conditioning and electrical and life safety systems, and all such items are in good operating condition and repair.

         2. COMPLIANCE WITH LAWS. Except as set forth on Schedule II.C.2., to Transferor's Actual Knowledge, the use and operation of the Property is in compliance in all material respects with all applicable Laws, and Transferor has received no notice that the use or operation of the Property is in violation of any applicable Laws.

         3. NO REGULATORY PROCEEDINGS. Except as set forth on Schedule II.C.3., to Transferor's Actual Knowledge, there are no condemnation, environmental, zoning or


                                ADDENDUM II - 2
         other land-use regulation proceedings that have been instituted, and Transferor has not received any notice of any such proceeding that is planned to be instituted, which would detrimentally and materially affect the use, operation or value of any of the Property, nor has Transferor received notice of any special assessment proceedings affecting any of the Property. Transferor shall notify Transferee promptly of any such proceedings of which Transferor becomes aware.

         4. UTILITIES. To Transferee's Actual Knowledge, all water, sewer, gas, electric, telephone, and drainage facilities and all other utilities required, to Transferor's Actual Knowledge, by any Laws or by the normal use and operation of the Property are installed to the property lines of the Property, and are connected pursuant to valid permits, and are adequate to service the Property as presently operated and, to Transferor's Actual Knowledge, to permit compliance with all Laws. To Transferor's Actual Knowledge, no fact or condition exists which would result in the termination or impairment in the furnishing of utility services to the Property.

         5. LICENSES, PERMITS, ACCESS, ETC. To Transferee's Actual Knowledge, Transferor has obtained all licenses, permits (specifically including construction permits for the installation of tenant improvements by whomever installed), variances, approvals, authorizations, easements and rights of way, including proof of dedication, required from all governmental authorities having jurisdiction over the Property or from private parties for the construction, development, present use, operation and occupancy of the Property and to insure vehicular and pedestrian ingress to and egress from the Property to and from the public streets and roads.

         6. ENVIRONMENTAL MATTERS. Transferor has delivered all Environmental Reports to Transferee. Except as set forth in the Environmental
         Reports: (i) to Transferor's Actual Knowledge, the Property is not, and Transferor has not received any written notice that any real estate in the vicinity of the Property is, in violation of any Environmental Laws; (ii) neither Transferor nor, to Transferor's Actual Knowledge, any third party, has used, manufactured, generated, treated, stored, disposed of, or released any Hazardous Material on or under the Property or transported any Hazardous Material over the Property (other than materials use in the ordinary course of operation of the Property;
         (iii) to Transferor's Actual Knowledge, neither Transferor nor any third party, has installed, used or removed any storage tank on or from the Property except in full compliance with all Environmental Laws;
         (iv) to Transferor's Actual Knowledge there are no storage tanks or wells (whether existing or abandoned) located on or under the Property;
         (v) to Transferor's Actual Knowledge no storage tank has been installed on, used on or removed from the Property in violation of any Environmental Laws; (vi) to Transferor's Actual Knowledge, the Property does not consist of any building materials that contain Hazardous Materials; and (vii) no claim, action, suit or proceeding relating to Hazardous Materials is pending or, to Transferor's Actual Knowledge, threatened against Transferor, before any court or other governmental authority or arbitration tribunal, and there is no outstanding


                                ADDENDUM II - 3
         judgment, order, writ, injunction, decree or award against Transferor or otherwise having a material adverse effect on the Property with respect to the same.

         7. USE AND OPERATION. Transferor knows of no facts nor has Transferor, to Transferee's Actual Knowledge, failed to disclose any fact which would prevent Transferee from using and operating the Property after Closing in the manner in which the Property is currently operated.

D. THE LEASES

         1. RENT ROLL AND DELINQUENCY REPORT. The Rent Roll and Delinquency Report are complete and accurate in all material respects as of their date. Except as disclosed on the Rent Roll, there are no other Tenants at the Property, and no Rental under any Lease has been collected in advance of the current month. The Rent Roll and Delinquency Report shall be updated at the Closing to reflect any changes which occur after the Effective Date. Transferor is the owner of the entire lessor's interest in and to each of the Leases and none of the Leases or the rentals or other sums payable thereunder has been assigned or otherwise encumbered except in connection with the Loan.

         2. ENFORCEABILITY OF LEASES. To Transferor's Actual Knowledge, each of the Leases, including without limitation any guaranties thereof, is an enforceable Lease and is in full force and effect according to the terms set forth therein, except as the enforcement thereof may be limited by applicable Creditors' Rights Laws.

         3. NO TENANT DELINQUENCIES OR DEFAULTS. Except as specifically provided on Schedule II.D.3. attached hereto or on the Delinquency Report: (i) no Tenant is greater than fifteen (15) days delinquent in the payment of its rental and other sums due, (ii) no Tenant has abandoned or otherwise vacated the Property in violation of any Lease, to Transferor's actual knowledge (iii) to Transferor's Actual Knowledge, no Tenant or guarantor has filed a voluntary petition in bankruptcy, insolvency or similar proceedings, has been the subject of an involuntary bankruptcy petition, or otherwise been adjudged bankrupt or insolvent in any proceedings filed against such tenant or guarantor;
         (iv) to Transferor's Actual Knowledge, no trustee or receiver has been appointed for any Tenant; (v) to Transferee's Actual Knowledge, no written notice has been provided to any tenant notifying the Tenant that it is in default under the Lease which default has not been remedied by such Tenant; and (vi) no Tenant, to Transferor's Actual Knowledge, is otherwise in default under any of the Leases. Except as otherwise provided in the Lease, to Transferor's Actual Knowledge, each Tenant is legally required to pay all sums and perform all other material obligations set forth in its respective Lease, without concessions, abatements, offsets or other basis for relief or adjustment, subject to applicable Creditors' Rights Laws.



                                ADDENDUM II - 4

         4. NO LEASE DEFAULTS BY TRANSFEROR. To Transferor's Actual Knowledge, no material event of default on behalf of Transferor, as lessor, exists under any Lease and no event or condition exists that, upon the giving of notice or lapse of time, or both, would constitute a default by Transferor under any Lease. Transferor has not received any notice from any Tenant of any offsets, defenses or claims available against rent or other charges payable by such Tenant or other performance or obligations otherwise due from it under any Lease, except as specifically set forth in the Rent Roll and/or the Tenant Estoppel Certificates.

         5. NO RELEASE OF GUARANTOR. No guarantor of any Lease has been voluntarily released or discharged from any obligation under or in connection with any Lease or any transaction related thereto.

         6. SECURITY DEPOSITS. The Rent Roll sets forth all security deposits held by Transferor. Transferor has not received from any Tenant or any other party written notice of any claim (other than for customary refund at the expiration of a Lease) to all or any part of any security deposit, except as set forth on the Rent Roll and/or the Tenant Estoppel Certificates.

         7. PAYMENT OF LEASE COSTS. Except as shown on the Rent Roll, Transferor has paid in full any of landlord's leasing costs or obligations, including without limitation any costs incurred by Transferor in connection with any tenant improvements. Except as shown on Schedule II.D.7., (i) no brokerage or similar fee is due or unpaid by Transferor with respect to the Leases, and (ii) no brokerage or similar fee shall be due or payable by Transferor after the Closing in connection with the Leases.

E. OTHER MATTERS

         1. PERSONAL PROPERTY. To Transferor's Actual Knowledge, (i) Schedule 3 lists all of the Personal Property, and (ii) except as shown on
         Schedule 3, Transferor owns good and marketable title to the Personal Property, free and clear of any liens or encumbrances, and (iii) the Personal Property is in good order and repair.

         2. NO LITIGATION. Except as set forth on Schedule II.E.2., there is no litigation pending or, to Transferor's Actual Knowledge, threatened:
         (i) against Transferor that arises out of the ownership of the Property or that might materially and detrimentally affect the value or the use or operation of any of the Property for its intended purpose or the ability of Transferor to perform its obligations under this Agreement; or (ii) by Transferor or any agent of Transferor against any Tenant. Transferor shall notify Transferee promptly of any such litigation of which Transferor becomes aware.

         3. NO CONTRACTS FOR IMPROVEMENTS. Except as set forth on Schedule II.E.3., at the time of Closing (i) there will be no outstanding written or oral contracts made by Transferor for any improvements to the Property which have not been fully paid for



                                ADDENDUM II - 5
         and Transferor shall cause to be discharged all mechanics and materialmen's liens arising from any labor or materials furnished to the Property prior to the time of Closing, and (ii) Transferor shall have completed all punch-list items with respect to any tenant improvements constructed by Transferor as landlord under the Leases.

         4. CONTRACTS. With the exception of any Contract rejected by Transferee as provided herein, each of the Contracts (i) is legal, valid, binding, and, to Transferor's Actual Knowledge, enforceable in accordance with its terms and in full force and effect, except as may be limited by applicable Creditors' Rights Laws, and has not been amended, modified or supplemented except as disclosed to Transferee, (ii) to Transferor's Actual Knowledge, except for a Contract that is terminable upon thirty
         (30) day written notice, will not be adversely affected by the occurrence of the Closing and will be legal, valid, binding, enforceable in accordance with its terms and in full force and effect on identical terms following the Closing, (iii) Transferor is not, and, to Transferor's Actual Knowledge, no other party to the Contract is, in breach or default under any obligation thereunder or any provisions thereof which would have material adverse affect upon Transferor, and no event has occurred which, with notice or lapse of time, would constitute a breach or default, or permit any termination under the Contract which would have a material adverse effect upon Transferor, and (iv) no event has occurred under the Contract which would permit the creation of any lien upon, or the restriction of the right to the use of the Property.

         5. EXHIBITS AND SCHEDULES. The Schedules attached hereto, as provided by or on behalf of Transferor, completely and correctly present in all material respects the information required by this Agreement to be set forth therein. Transferor has made available to Transferee for review and copying true and correct copies of all of the due diligence materials pertaining to the Property which are in the possession or control of Transferor. No representation or warranty by Transferor herein and no information disclosed in the Schedules hereto supplied by or on behalf of Transferor contains any untrue statement of a material fact or omits to state a fact necessary to make the statements contained herein or therein not materially misleading. Transferor has no Actual Knowledge of any events, transactions or other facts which, either individually or in the aggregate might reasonably give rise to circumstances or conditions which might have a material adverse effect on the Property.

         6. TRANSFEROR NOT A FOREIGN PERSON. Transferor is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code.

         7. STATUS OF LOAN. To the best of Transferor's Actual Knowledge, there is no current default or breach under the terms and provisions of any of the Loan Documents; the Loan Documents have not been, and will not be, amended or modified except as consented to by Transferee; and no acceleration events have occurred relative to the Loan Documents. The Loan Documents made available to Transferee by



                                ADDENDUM II - 6

         Transferor are true, correct and complete copies of every instrument or document executed in connection with the Loan.

F. MISCELLANEOUS

         1. NOTICE OF CHANGE. Transferor shall inform Transferee in writing of any significant adverse change in the condition, financial or otherwise, of the Property, or the operation thereof, which occurs at any time prior to the Closing Date. The Transferor shall also promptly inform Transferee in writing of (i) any fact which would indicate that any Tenant occupying all or a portion of the Property is insolvent or is not able to pay rent or perform any other obligations under the relevant Lease when due or (ii) the execution, termination or modification of any Lease or Contract, which notice shall also include a copy of any and all documentation relating to such event.

         2. RESPONSIBLE INDIVIDUALS. Transferor has provided a copy of the representations and warranties set forth in this Addendum to the Responsible Individuals, and each of the Responsible Individuals has reviewed such copy of the representations and warranties and concurred in the same.

         3. TIMELINESS OF REPRESENTATIONS AND WARRANTIES. All representations and warranties set forth herein shall be deemed to be given as of the Effective Date and the Closing Date unless Transferor otherwise notifies Transferee in writing prior to the Closing.

         4. MATERIALITY LIMITATION. Transferee shall not be entitled to any right or remedy for any inaccuracy in or breach of any representation, warranty or covenant under this Agreement or any conveyance document unless the amount of damages proximately caused thereby exceeds the amount of Material Damage.

         5. CONTINUATION AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES, ETC. All representations and warranties by the respective parties contained herein or made in writing pursuant to this Agreement are intended to and shall remain true and correct as of the time of Closing, shall be deemed to be material, and, together with all conditions, covenants and indemnities made by the respective parties contained herein or made in writing pursuant to this Agreement (except as otherwise expressly limited or expanded by the terms of this Agreement), shall survive the execution and delivery of this Agreement and shall survive the Closing for a period of ninety (90) days, or, to the extent the context requires, beyond any termination of this Agreement for a period of ninety (90) days from the termination date.




                                ADDENDUM II - 7

                                  ADDENDUM III

                  DUE DILIGENCE MATERIALS TO BE MADE AVAILABLE
                           BY TRANSFEROR TO TRANSFEREE

1. LEASES, LOANS AND CONTRACTS: Copies of (i) all existing Leases, lease abstracts, Rent Rolls, Delinquency Reports, rental agreements, amendments, Tenant correspondence, side agreements and letters of understanding; (ii) all existing Loan Documents and any service, management or leasing contracts and agreements; (iii) any financial information relating to the Tenants, together with any information about purchase options, rights of first refusal, or lease extensions or termination options and other rights of Tenants; and (iv) Tenant payment ledgers for the last 12 months and Tenant delinquency reports.

2. INSPECTION OF TITLE, SURVEY, USE AND ZONING MATTERS: To the extent reasonably available to Transferor without additional cost, copies of occupancy permits/certificates, if any, preliminary title reports, all underlying title documents, ALTA surveys, a current ADA compliance survey prepared by a licensed architect, if any, easements and other encumbrances, CC&Rs and any governmental correspondence or other documentation and notices related to use, zoning, building code or any other regulatory matters. Transferee shall be responsible for updating preliminary title reports and existing ALTA surveys. In each instance in which there is no existing ALTA survey suitable for updating, Transferee shall provide such ALTA survey. Transferor shall have no obligation to provide the documentation set forth in this subparagraph 2 to the extent that the same has not previously been secured by Transferor and continues to be available without additional cost (other than duplication costs.)

3. HISTORICAL INCOME, EXPENSES AND CAPITAL EXPENDITURE DATA: Current operating budgets and historical operating information related to the Property, specifically including: (i) three years of records (calendar 1994, 1995, 1996 and 1997 year to date), confirming collected income, operating expenses, capital expenditures, commissions and fees, all of which shall be certified in writing by the chief financial officer of Transferor or of Transferor's general partner (as the case may be) as being true and accurate in all material respects, and as having been prepared in accordance with Transferor's customary accounting practices in the ordinary course of business; together with (ii) related correspondence, notices, existing audits, tax filings, contracts and associated books and records.

4. COLLATERAL MATERIAL: To the extent in the possession or control of Transferor, copies of property tax bills, utility bills, service contracts, building inspection reports, seismic compliance reports (if applicable), aerial photos, assessment district information, appraisals and any other information that Transferee reasonably believes may be useful to Transferee in evaluation of the Property.

5. HAZARDOUS MATERIAL AND ENVIRONMENTAL MATTERS: Copies of existing Phase I and Phase II environmental inspection reports, and any asbestos surveys.

6. OTHER: To the extent within the possession or control of Transferor, construction plans and specifications, site plans, copies of licenses, permits and approvals, soils reports, fire sprinkler



                                ADDENDUM III - 1
         ratings, electrical ratings, seismic compliance report with Aggregate Probable Maximum Loss estimate, list of capital improvements made in the past three years; list of planned/needed building repairs and all associated drawings, modifications, add-ons, etc. for the Property.




                                ADDENDUM III - 2

                                   ADDENDUM IV

            DELIVERY OF CERTAIN DOCUMENTS BY TRANSFEROR AFTER CLOSING

                              MARION BASS PORTFOLIO

         With respect to certain documents to be delivered by Transferor to Transferee after Closing, as provided in the Section entitled "Closing and Escrow," such delivery shall be effectuated at Transferor's headquarters in Charlotte, North Carolina, except as may be modified by Transferee.




                                ADDENDUM III - 1

                                    EXHIBIT A

                              SPECIAL WARRANTY DEED

(SEE ATTACHED)

????????????????????????

????????????????????????

[TO BE ATTACHED TO DEED OR INCORPORATED IN DEED, AS MAY BE REQUIRED BY STATE
LAW]


_____________________, 1997

xxxx County Recorder
---------------------------
---------------------------
---------------------------


         Re:      Request That Statement of Documentary
                  Transfer Tax Not be Recorded

Dear Sir or Madam:

         Request is hereby that this statement of tax due not be recorded with the attached deed but be affixed to the deed after recordation and before return as directed on the deed.

         The attached deed names ______________, a North Carolina limited partnership, as grantor, and Glenborough Properties, L.P., a California limited partnership, as grantee.

         The property being transferred and described in the attached deed is located in the City of __________, County of ___________, State of California.

         The amount of Documentary Transfer Tax due on the attached deed is $_____________ computed on the full value of the property conveyed.


                                   --------------,
                                   a North Carolina limited partnership

                                   By Marion Bass Real Estate Group, Inc., a North Carolina corporation

                                            By       ___________________________
                                                     its      __________________

                                    EXHIBIT A
                                  TO GRANT DEED

                            REAL PROPERTY DESCRIPTION

                                    EXHIBIT B

                       ASSIGNMENT AND ASSUMPTION OF LEASES

         THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("Assignment") dated as of __________, 1997, is entered into by and between ______________, a North Carolina limited partnership ("Assignor"), and Glenborough Properties, L.P., a California limited partnership ("Assignee").

                              W I T N E S S E T H:

         WHEREAS, Assignor is the lessor under certain leases executed with respect to that certain real property commonly known as ______________ (the "Property") as more fully described in Exhibit A attached hereto, which leases are described in the Rent Roll attached hereto as Schedule 1 (the "Leases"); and

         WHEREAS, Assignor has entered into that certain Purchase Agreement (the "Agreement") by which title to the Property is being transferred to Assignee; and

         WHEREAS, Assignor desires to assign its interest as lessor in the Leases to Assignee, and Assignee desires to accept the assignment thereof;

         NOW, THEREFORE. in consideration of the promises and conditions contained herein, [and the consent of the Secretary of Housing and Urban Development to the conveyance of the Property,]the parties hereby agree as follows:

         1. Effective as of the Closing Date (as defined in the Agreement), Assignor hereby assigns to Assignee all of its right, title and interest in and to the Leases, and any guarantees related thereto.

         2. Assignor warrants and represents that as of the Closing Date
Schedule 1 includes all of the Leases and occupancy agreements affecting the Property, and that there are no oral agreements with anyone, including tenants under the Leases, with respect to occupancy of the Property or any part thereof. As of the date hereof, there are no assignments of or agreements to assign the Leases to any other party other than in connection with the Loan.

         3. Except as otherwise set forth in the Agreement, Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including without limitation reasonable attorneys' fees, arising out of facts or circumstances occurring prior to the Closing Date and arising out of the lessor's obligations under the Leases.

         4. Except as otherwise set forth in the Agreement and in the last sentence of this Section, effective as of the Closing Date, Assignee hereby assumes all of the lessor's obligations arising after the Closing Date under the Leases and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including without limitation, reasonable attorneys' fees, arising out of facts or circumstances occurring subsequent to the Closing Date and arising out of the lessor's obligations under the Leases. Notwithstanding the foregoing, Assignee assumes no obligation with respect to any amounts that may be owed to a tenant under any of the Leases for any overpayment by such tenant of estimated common area maintenance charges, other expense reimbursement payments or similar charges.

         5. Any rental and other payments under the Leases shall be prorated between the parties as provided in the Agreement.

         6. If either party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Assignment, then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder including, without limitation, court costs and reasonable attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment and such attorneys' fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment.

         7. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

         8. This Assignment shall be governed by and construed in accordance with the laws of the State of North Carolina.

         9. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF Assignor and Assignee have executed this Assignment the day and year first above written.

ASSIGNEE                                             ASSIGNOR

Glenborough Properties, L.P.                         ______________
a California limited partnership                     a North Carolina limited partnership

By  Glenborough Realty Trust Incorporated            By  Marion Bass Real Estate Group, Inc.,
         a Maryland corporation                               a North Carolina corporation
         its General Partner                                  its General Partner



         By       _________________________          By       ________________________
                  its ______________________                  its _____________________

                                    EXHIBIT A
                     TO ASSIGNMENT AND ASSUMPTION OF LEASES

                            REAL PROPERTY DESCRIPTION

                                   SCHEDULE 1
                     TO ASSIGNMENT AND ASSUMPTION OF LEASES

                                    RENT ROLL

                                    EXHIBIT C

                              WARRANTY BILL OF SALE


         For good and valuable consideration the receipt of which is hereby acknowledged, [including, without limitation, the consent of the Secretary of Housing and Urban Develoment to the conveyance of the Property (as defined below)]______________, a North Carolina limited partnership ("Transferor"), does hereby sell, transfer, and convey to Glenborough Properties, L.P., a California limited partnership ("Transferee") all personal property owned by Transferor and located on or in or used in connection with the Real Property (as defined in that certain Purchase Agreement relating to the real property commonly known as _________________, between Transferor and Transferee), including, without limitation, those items described in Schedule 1 attached hereto

         Transferor represents and warrants to Transferee that Transferor is the lawful owner of such personal property, that such personal property is free and clear of all encumbrances, and that Transferor has good right to sell the same as aforesaid and will warrant and defend the title thereto unto Transferee, its successors and assigns, against the claims and demands of all persons whomsoever. Except for the representations and warranties specifically set forth herein or in the Purchase Agreement, Transferor makes no representations or warranties of any kind, including, without limitation, any warranties as to condition or suitability of the personal property.

         Dated: ____________________, 1997

TRANSFEROR

--------------
a North Carolina limited partnership

By       Marion Bass Real Estate Group, Inc.,
         a North Carolina corporation,
         its General Partner

         By       ___________________________________
                  its ________________________________

                                   SCHEDULE 1
                            TO WARRANTY BILL OF SALE


                                PERSONAL PROPERTY

                                    EXHIBIT D

                 ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS,
            WARRANTIES AND GUARANTIES, AND OTHER GENERAL INTANGIBLES

         This Assignment of Service Contracts, Warranties and Guaranties and Other Intangible Property ("Assignment") is made and entered into as of ________, 1997, by ______________, a North Carolina limited partnership ("Assignor"), to Glenborough Properties, L.P., a California limited partnership ("Assignee"), pursuant to that certain Purchase Agreement (the "Agreement") between Assignor and Assignee relating to the Real Property commonly known as
__________________________.

         For good and valuable consideration, the receipt of which is hereby acknowledged, [including, without limitation, the consent of the Secretary of Housing and Urban Development to the conveyance of the Property] effective as of the Closing Date (as defined in the Agreement), Assignor hereby assigns and transfers unto Assignee all of its right, title, claim and interest in and under:

         (a) all assignable warranties and guaranties made by or received from any third party with respect to any building, building component, structure, fixture. machinery, equipment, or material situated on, contained in any building or other improvement situated on, or comprising a part of any building or other improvement situated on, any part of that certain real property described in Exhibit A attached hereto including, without limitation, those warranties and guaranties listed in Schedule 1 attached hereto (collectively, "Warranties");

         (b) all of the Service Contracts listed in Schedule 2 attached hereto; and

         (c) any General Intangibles (as defined in the Agreement) to the extent assignable.

         Assignor and Assignee further hereby agree and covenant as follows:

         1. Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, originating prior to the Closing Date and arising out of the owner's obligations under the Service Contracts.

         2. Effective as of the Closing Date, Assignee hereby assumes all of Assignor's obligations under the Service Contracts and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, originating on or subsequent to the Closing Date and arising out of the owner's obligations under the Service Contracts.

         3. If either party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Assignment, then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys, fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment.

         4. Assignor hereby covenants that Assignor will, at any time and from time to time, upon written request therefor, execute and deliver to Assignee any new or confirmatory instruments which Assignee may reasonably request in order to fully assign, transfer to and vest in Assignee, and to protect Assignee's right, title and interest in and to, any of the items assigned herein or to otherwise realize upon or enjoy such rights in and to those items.

         5. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns

         6. This Assignment shall be governed by and construed and in accordance with laws of the State of North Carolina.

         7. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.


ASSIGNEE                                             ASSIGNOR

Glenborough Properties, L.P.                         ______________
a California limited partnership                     a North Carolina limited partnership

By  Glenborough Realty Trust Incorporated            By  Marion Bass Real Estate Group, Inc.,
         a Maryland corporation                               a North Carolina corporation
         its General Partner                                           its General Partner

         By       _________________________          By       ________________________
                  its ______________________                  its _____________________

                                    EXHIBIT A
                                       TO
                 ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS,
            WARRANTIES AND GUARANTIES, AND OTHER GENERAL INTANGIBLES

                            REAL PROPERTY DESCRIPTION

                                   SCHEDULE 1
                                       TO
                 ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS,
            WARRANTIES AND GUARANTIES, AND OTHER INTANGIBLE PROPERTY

                            WARRANTIES AND GUARANTIES

                                   SCHEDULE 2
                                       TO
                 ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS,
            WARRANTIES AND GUARANTIES, AND OTHER INTANGIBLE PROPERTY

                                SERVICE CONTRACTS

                                    EXHIBIT E

                            CERTIFICATE OF TRANSFEROR
                            OTHER THAN AN INDIVIDUAL
                               (FIRPTA AFFIDAVIT)


         Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Glenborough Properties, L.P., a California limited partnership, the transferee of certain real property located at __________________ that withholding of tax is not required upon the disposition of such U.S. real property interest by ______________, a North Carolina limited partnership ("Transferor"), the undersigned hereby certifies the following on behalf of Transferor:

         1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

         2. Transferor's U.S. employer identification number is ________________; and

         3. Transferor's office address is c/o Marion Bass Companies, 4000 Park Road Charlotte, NC 28209

         Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

         Under penalty of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

         Dated: ______________________, 1997


                                        ------------------------------------
                                        --------------------------------
                                        on behalf of:

                                        --------------
                                        a North Carolina limited partnership

                                    EXHIBIT F

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT G

                                NOTICE TO TENANTS


(Date)

(Name )
(Street Address)
(City, State, Zip Code)

         Re:      _____________________

Dear (Tenant, or address individually to each Tenant):

Please be advised that as of today, ___________________, 1997, ______________, the owner of __________________________, has sold the property to Glenborough Properties, L.P. ("Glenborough"). Glenborough has assumed the obligations of the landlord under your lease from this day forward.

Please direct all your future payments to Glenborough, at _____________________.

This will also confirm that your security deposit in the amount of $_______ (which represents your original security deposit of $______ less the amount of $_______ applied on account of __________) has been transferred to and assumed by Glenborough.

Very truly yours.

-----------------------------------------

By:
its:

                                    EXHIBIT H

                               CLOSING CERTIFICATE


         The individuals ("Individuals") signing this certificate on behalf of ______________, a North Carolina limited partnership ("Transferor") hereby certify that they are the duly appointed and acting _________________ of Transferor, and that they are duly authorized to execute and deliver this Closing Certificate on behalf of Transferor. The Individuals and Transferor hereby certify that this certificate is executed for the purpose of complying with the Section entitled "Conditions to Closing" of that certain Purchase Agreement (the "Agreement") between Transferor and Glenborough Realty Trust Incorporated, a Maryland corporation, and Glenborough Properties, L.P., a California limited partnership, relating to the real property commonly known as Marion Bass Portfolio. Transferor hereby certifies that: (i) the representations and warranties of Transferor contained in the Agreement are true and correct as of the date hereof as though made at and as of the date hereof (or as of the date originally made, to the extent such representations and warranties may refer to matters as of a specific date that is referenced in the Agreement), and
(ii) Transferor's covenants under the Agreement have been satisifed as of the date hereof, to the extent such covenants are to be satisifed as of the date hereof in accordance with the provisions of the Agreement, except as follows:




Dated: ___________________, 1997

                                    TRANSFEROR

                                    --------------,
                                    a North Carolina limited partnership

                                    By      Marion Bass Real Estate Group, Inc.,
                                            a North Carolina corporation
                                            its General Partner

                                            By       ___________________________
                                                     its _______________________

                                    INDIVIDUALS


                                    --------------------------------------------

                                    --------------------------------------------

                                    EXHIBIT I

                               PRORATION STATEMENT



                                 --------------
              SUMMARY PRORATIONS SCHEDULE - GLENBOROUGH TRANSACTION
                        AS OF ____________________, 1997



                                       DUE TO TRANSFEROR                         DUE TO GLENBOROUGH
                                 ------------------------------    ------------------------------------------------
                                                                      Current
                                          CAM/Taxes/                   Month           Prepaid         Security
Property Name                         Insurance Proration             Charges           Rents          Deposits
-----------------------------    ------------------------------    --------------    ------------    --------------


                                 ------------------------------    --------------    ------------    --------------
Grand Totals
                                 ==============================    ==============    ============    ==============


Attach detail schedule for each property.

PRORATION SCHEDULE
PROPERTY DETAIL
AS OF ____________________, 1997

PROPERTY NAME: MARION BASS PORTFOLIO



                                                                                      Proration of Current
                                              Month Collections (No. of      Due to Glenborough
                                                        days)
                                             -----------------------------  ----------------------
                                                                     Current
                                            Other        Total        Month           Due             Due       Prepaid    Security
 Apt. No.    Tenant Name        Rent       Charges      Charges     Collections    Transferor     Glenborough    Rents     Deposits
----------- --------------    ---------   ----------   -----------  -----------   -------------  ------------- ----------  ---------




                              =========   ==========   ===========  ===========   =============  ============= ==========  =========
  Totals
                              =========   ==========   ===========  ===========   =============  ============= ==========  =========

*  For tenants not paying estimates.

                                   SCHEDULE 1
                              DESCRIPTION OF LAND
     [BY PARTNERSHIP AND PROPERTY COMMON NAME: LEGAL DESCRIPTIONS ATTACHED]

1.       EAGLESERIES II/SHARONRIDGE:  SHARONRIDGE - PHASE 1
2.       SHARONRIDGE II ASSOCIATES:  SHARONRIDGE - PHASE 2
3.       EQUITYSOURCE 83/WENDOVER GLEN:  WENDOVER GLEN
4.       EQUITYSOURCE 84/THE OAKS:  THE OAKS
5.       EQUITYSOURCE 85/FARMHURST LANDING:  THE LANDING ON FARMHURST
6.       EQUITYSOURCE 86/COURTYARD:  THE COURTYARD
7.       BASS REAL ESTATE FUND II:  SABAL POINT - PHASE I
8.       BASS REAL ESTATE FUND 84:  THE CHASE ON COMMONWEALTH AND WILLOW GLEN
9. BASS INCOME PLUS FUND: ARROWOOD CROSSING - PHASE 1, THE CHASE - MONROE AND SABAL POINT - PHASE 2
10.      BASS REAL ESTATE FUND III: ARROWOOD CROSSING - PHASE 2 AND SABAL POINT
         - PHASE 3

                           BASS REAL ESTATE FUND-II,
                      A NORTH CAROLINA LIMITED PARTNERSHIP

                    CONSENT OF LIMITED PARTNER TO SALE OF ALL
                          OF THE PARTNERSHIPS' PROPERTY



         The undersigned Limited Partner acknowledges receipt of the Information Statement dated November 25, 1997 respecting the proposed sale of the Partnership's apartment complex and the subsequent liquidation of the Partnership. The undersigned Limited Partner understands that the General Partner is seeking the consent of the Limited Partners to a sale of the Partnership's apartment complex at a Minimum Sale Price of $9,353,910 to Glenborough Realty Trust incorporated and/or Glenborough Properties, L.P. (unaffiliated with the General Partner).


         The General Partner recommends a vote for a sale of the Partnership's apartment complex.

         THIS PROPOSED SALE OF THE PARTNERSHIP'S APARTMENT COMPLEX REQUIRES THE APPROVAL BY THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING UNITS OF THE PARTNERSHIP.

         PLEASE CHECK THE APPROPRIATE BLANK BOX BELOW IN BLUE OR BLACK INK TO INDICATE YOUR VOTE ON THIS MATTER.


         Consent to the Sale of the Partnership's Apartment Complex: proposal to authorize the General Partner to sell the Partnership's apartment complex at a gross purchase price of not less than $9,353,910 to Glenborough Realty Trust incorporated and/or Glenborough Properties, L.P. with such sale to be completed on or prior to January 31, 1998. Approval of a sale of the Partnership's apartment complex will also be deemed a consent to the termination and dissolution of the Partnership (upon the completion of a sale).


                         FOR [ ] AGAINST [ ] ABSTAIN [ ]


                                  -----------------------------------------
                                  Signature of Unit Holder

                                  Date: _________________, 1997

                                  -----------------------------------------
                                  Print Name

                                  -----------------------------------------
                                  Signature of Unit Holder, if held jointly

                                  Date:  ________________, 1997

                                  -----------------------------------------
                                  Print Name


PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE CERTIFICATES REPRESENTING YOUR LIMITED PARTNERSHIP INTEREST. WHEN SUCH INTEREST(S) ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN PLEASE GIVE FULL TITLE OF SUCH. IF A CORPORATION, PLEASE HAVE SIGNED IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE HAVE SIGNED IN THE PARTNERSHIP'S NAME BY AN AUTHORIZED PERSON.